UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2014

Gateway International Fund

Loomis Sayles Dividend Income Fund

(formerly Loomis Sayles Capital Income Fund)

Loomis Sayles Emerging Markets Opportunities Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Vaughan Nelson Select Fund

Portfolio Review page  1

Portfolio of Investments page 20

Financial Statements page  55

Notes to Financial Statements page 79

GATEWAY INTERNATIONAL FUND

Managers:	Symbols:
Daniel M. Ashcraft, CFA®	Class A GAIAX
Michael T. Buckius, CFA®	Class C GAICX
Kenneth H. Toft, CFA®	Class Y GAIYX
Gateway Investment Advisers, LLC

Objective:

Over the long term, the Fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally.

Market Conditions

Over the 12-month period ended November 30, 2014, the international equity market moved up and down but ended essentially where it began. The key themes were a slowdown in Chinese economic growth, geopolitical uncertainty and the currency impact of strong monetary stimulus sponsored by certain foreign governments. Early in the period, foreign stock markets lost ground, due in part to evidence of slowing Chinese growth and concerns over rising tensions between Russia and the Ukraine. From February through the start of July, the markets advanced nicely as concerns lessened about the economic impact of geopolitical tension and Japan embarked on the third leg of its economic stimulus plan, dubbed “Abe-nomics” after the country’s prime minister. From its July peak through mid-October, stocks suffered a double digit decline, as Japan reported second quarter economic contraction, the European financial sector showed signs of deterioration and concern grew that Russian sanctions on Ukrainian trading partners could stifle already weakening global economic growth. In the final six weeks of the fiscal year, the international markets bounced back on announcements of expanding monetary stimulus programs from both the European Central Bank and the Bank of Japan. Currency losses had a significant impact on index returns in U.S. dollars, as the currency component of the MSCI EAFE Index lost 7.88% over the course of the fiscal year.

The CBOE EFA ETF Volatility Index (“VXEFA”), which measures the expected volatility of the iShares® MSCI EAFE Index Fund (“EFA”), was below its long-term average for much of the period. The VXEFA began the fiscal year at 14.37, declined to a low of 10.65 in late December, and rose to 22.49 during the first selloff of the year on February 3rd. It hit an ultimate peak of 26.48 at the October market bottom before declining to end the fiscal year at 14.66. The average level for the year was 15.19.

Performance Results

For the 12 months ended November 30, 2014, Class A shares of Gateway International Fund returned -2.24% at net asset value. The MSCI EAFE Index (Net) returned -0.02% in U.S. dollars for the same period.

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Explanation of Fund Performance

Despite a larger loss than the MSCI EAFE Index over the 12-month period, the Fund’s performance was consistent with expectations given its risk profile in each of the advancing and declining periods for the index. Gateway International Fund seeks to generate returns by selling at-the-money index ETF call options, which substitute less variable option premium for market price appreciation, and uses some of the cash flow to mitigate price declines in the portfolio by purchasing out-of-the-money index ETF put options. An option is described as being at-the-money when the price of the underlying instrument is the same as the strike price. Additionally, an option is described as being out-of-the-money when the price of the underlying instrument is above the strike price for a put option (an option to sell). During the most significant market advance from February 4th to July 3rd, the Fund had a return of 4.91%, underperforming the MSCI EAFE Index by 808 basis points. When the MSCI EAFE Index advances, the Fund’s index-tracking equity portfolio generates gains but the Fund’s return is limited to cash flow earned from written EFA call options less losses from purchased EFA put options. It is not unusual for the Fund to underperform during a period of above normal return for the MSCI EAFE Index — particularly when implied volatility is below average for much of the period.

During the most significant decline for the index, -13.60% from July 3rd to October 16th, the Fund lost 7.46% and outperformed the index by 614 basis points, as index call options written on EFA aided performance relative to the index. The Fund also experienced a small gain from index put options purchased on EFA during periods of decline. Over the last three weeks of October, the Fund had put protection on 80-95% of the portfolio. During this period, management made adjustments to the call and put portfolios to achieve a relative risk profile consistent with the Fund’s history. Put protection was restored to 100% by month-end as markets rallied and volatility declined.

Consistent with its objective, the measured risk of the Fund was low relative to the EFA, as its standard deviation for the period was 5.77%, versus 12.31% for the EFA.

The EFA options the Fund uses are U.S. dollar denominated, therefore the currency exposure of the Fund is less than that of the MSCI EAFE Index. As a result, the Fund’s currency losses were less than those of the index for the period.

Outlook

As the European Central Bank and the Bank of Japan expanded monetary stimulus programs, the U.S. Federal Reserve tapered its monetary stimulus. This de-synchronization of global central bank action may be an important factor affecting both international equity market volatility and currency volatility going forward. Coupled with ongoing geopolitical concerns, we believe that the international equity market environment will be one that demonstrates more volatility and one that is much more reactive to changes in market fundamentals as well as central bank actions.

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GATEWAY INTERNATIONAL FUND

Growth of $10,000 Investment in Class A Shares3

March 30, 2012 (inception) through November 30, 2014

Average Annual Total Returns — November 30, 20143

	1 Year	Life of Fund

Class A (Inception 3/30/2012)
NAV	-2.24%	-0.10%
With 5.75% Maximum Sales Charge	-7.86	-2.29

Class C (Inception 3/30/2012)
NAV	-3.03	-0.81
With CDSC[1]	-3.99	-0.81

Class Y (Inception 3/30/2012)
NAV	-1.86	0.21

Comparative Performance
MSCI EAFE Index (Net)[2]	-0.02	9.71

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI EAFE Index (Net) (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES DIVIDEND INCOME FUND

(formerly Loomis Sayles Capital Income Fund)

Managers:	Symbols:
Arthur J. Barry, CFA®	Class A LSCAX
Matthew J. Eagan, CFA®*	Class C LSCCX
Daniel J. Fuss, CFA®, CIC	Class Y LSCYX
Warren N. Koontz, CFA®, CIC**
Adam C. Liebhoff***
Elaine M. Stokes*
Loomis, Sayles & Company, L.P.

*	Matthew J. Eagan and Elaine M. Stokes became co-portfolio managers of the Fund effective October 15, 2014.

**	Effective August 25, 2014 Warren Koontz no longer serves as co-portfolio manager of the Fund.

***	Adam C. Liebhoff became a co-portfolio manager of the Fund effective September 12, 2014.

Objective:

The Fund’s investment goal is high total return through a combination of current income and capital appreciation.

Market Conditions

During the 12 months that ended November 30, 2014, the United States remained a bright spot for equity investors from a total return perspective. Most S&P 500® Index sectors generated strong gains, with energy being the unsurprising laggard due to falling oil prices. The dividend yield on the index remained approximately 2.00%, as dividend increases kept pace with higher equity prices. As of the end of November, more than 80% of S&P 500® Index companies paid cash dividends, the highest number in several years.

Performance Results

For the 12-month period ended November 30, 2014, Class A shares of Loomis Sayles Dividend Income Fund returned 11.95% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned 16.86% for the period. The Fund also underperformed its secondary benchmark, the Russell 1000® Value Index, which returned 15.62%.

Explanation of Fund Performance

Stock selection was particularly strong for the Fund in the energy and information technology sectors. However, a relative overweight position in the weak energy sector and an underweight position in the strong technology sector contributed to the Fund’s lagging results versus the S&P 500® Index. The Fund’s relative weights in these sectors were driven by the availability of yield-oriented investments. In addition, stock selection in healthcare detracted from performance, primarily due to specific holdings in the pharmaceutical industry. The Fund’s fixed-income positions did not meaningfully contribute to overall performance.

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LOOMIS SAYLES DIVIDEND INCOME FUND

Primary detractors for the 12-month period included Royal Dutch Shell, American Eagle Outfitters and Transocean Partners. Royal Dutch Shell, an integrated energy company, trailed the market primarily due to falling oil prices. An increase in oil supply and a decision by the Organization of the Petroleum Exporting Countries (OPEC) to maintain production quotas led to the decline in oil prices. American Eagle Outfitters, a U.S. clothing retailer, continued to struggle in a highly competitive teen apparel space after announcing a weak second quarter and forward guidance. In addition, the unexplained firing of the company’s highly regarded CEO in January caused substantial pressure on the stock early in the year. We exited the name in June. In addition, Transocean Partners, an offshore driller, underperformed as falling oil prices clouded the long-term demand outlook for the drilling rigs that Transocean operates.

In terms of individual holdings, Eli Lilly, Apple and Microsoft were the largest positive contributors to Fund performance. Eli Lilly, a pharmaceutical company held in the Fund since November 2013, outperformed after a lackluster 2013 calendar year. The stock was a strong performer during 2014 as negative sentiment surrounding the stock dissipated. Apple outperformed due to a combination of several positive news items and data points. In particular, a strong earnings report (driven by iPhone sales), stabilizing gross margins, excitement around the company’s upcoming product launches and mean reversion from prior underperformance led to a strong 12-month gain. In addition, shares of Microsoft rose on a restructuring plan, announced in the third quarter, that was larger than Wall Street analysts anticipated. The plan, which will mainly address headcount and more closely align operations from its recently acquired Nokia Devices & Services business, has the potential to raise earnings per share (EPS) going forward.

Outlook

We believe there is pent up spending demand from the U.S. consumer. The job market is better, household balance sheets are improving and household income is showing slight gains. A stronger U.S. dollar and falling energy prices should contribute to an increase in consumer spending.

Although we are preparing for rising interest rates, we have tempered our yield expectations. Despite U.S. economic momentum, global factors, including sluggish growth outside the United States, low yields and geopolitical risks, are weighing on U.S. rates. At this point, our preference is to find equity investments offering higher yields due to lagging share prices. We believe these investments have the potential to provide ballast to the portfolio should interest rates begin to rise. As always, we will look for individual holdings that offer a risk/reward balance combined with yield.

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LOOMIS SAYLES DIVIDEND INCOME FUND

Growth of $10,000 Investment in Class A Shares4

March 30, 2012 (inception) through November 30, 2014

Average Annual Total Returns — November 30, 20144

	1 Year	Life of Fund

Class A (Inception 3/30/2012)
NAV	11.95%	16.72%
With 5.75% Maximum Sales Charge	5.48	14.16

Class C (Inception 3/30/2012)
NAV	11.14	15.84
With CDSC[1]	10.14	15.84

Class Y (Inception 3/30/2012)
NAV	12.22	16.99

Comparative Performance
S&P 500® Index[2]	16.86	18.02
Russell 1000® Value Index[3]	15.62	18.74

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND

Managers:	Symbols:
Elisabeth Colleran, CFA®	Class A	LEOAX
Peter A. Frick, CFA®	Class C	LEOCX
Peter N. Marber	Class N	LEONX
David W. Rolley, CFA®	Class Y	LEOYX
Edgardo Sternberg
Loomis, Sayles & Company, L.P.

Objective

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Global growth concerns continued in 2014, as Europe and Japan struggled with deflationary pressures and anemic growth, while China continued to moderate its growth projections. Although the U.S. economy transitioned from recovery to expansion, other major developed markets sputtered, and geopolitical anxiety from conflicts in Russia/Ukraine and the Middle East intensified the cautious sentiment. Weaker global growth and disinflationary trends led to lower bond yields in developed markets. Central bank activity remained a principal factor influencing markets even as policies started to deviate regionally. The Federal Reserve (the Fed) and the Bank of England contemplated interest rate hikes while the Bank of Japan and European Central Bank (ECB) became increasingly more accommodative.

After a strong run during the first half of 2014, emerging market bonds came under pressure through the end of the period. An increase in market volatility and geopolitical risk led to a mixed and moderate selloff. Performance improved in October before cooling off once again in November. The economies of China, Brazil and Russia faced substantial headwinds during the period, and a quick recovery does not appear imminent. In particular, signs of disinflation emerged in China, and growth remained modestly below the robust figures of previous periods. The recent slide in oil prices significantly influenced emerging market performance. Net oil importers, such as Turkey and Indonesia, benefited from the lower prices, while net exporters, such as Venezuela, struggled.

Performance Results

For the period from the Fund’s inception on February 10, 2014, through its fiscal year end on November 30, 2014, Class A shares of Loomis Sayles Emerging Markets Opportunities Fund returned 6.00% at net asset value. The Fund underperformed its benchmark, the Barclays EM USD Aggregate 10% Country Capped Index, which returned 6.99%.

Explanation of Fund Performance

The Fund’s gains were largely driven by its allocation to hard currency bonds. In addition, issue selection in corporate sectors added value. However, yield curve (a curve that shows

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the relationship among bond yields across the maturity spectrum) positioning weighed on relative results. Small exposures to local emerging market currencies also detracted from relative return, as the U.S. dollar staged a strong rally.

An overall bias toward the short end of the U.S. dollar yield curve detracted from relative results, as rates fell broadly. The greatest downward pressure in yields was concentrated at the longest end of the curve, causing this portion of the curve to be the best-performing maturity bucket. Since the Fund was underweight in longer-maturity bonds in favor of shorter maturities, this positioning detracted from performance.

In addition, small exposures to the Ugandan shilling, Kenyan shilling and Zambian kwacha weighed on results. These out-of-benchmark positions were modest, but they detracted from relative results as the U.S. dollar staged a significant rally. Investors moved into the U.S. dollar in anticipation of further divergence among leading central bank policies and deflationary pressures in other hard currency blocs. Underweight exposure to sovereign issuers also contributed to the Fund’s underperformance, as this sector was one of the better performers during the period. More specifically, underweight exposure to Turkish and Indonesian hard currency issues detracted from results as the bonds performed well.

Holdings in the basic industrials, capital goods, communications, banking and technology sectors performed well versus the Fund’s benchmark. In addition, a cautious stance in bonds with exposure to Brazil, Russia and Ukraine aided return. An overweight position in consumer goods (cyclical and non-cyclical) also enhanced relative results. Furthermore, an underweight position in the government-owned sector added value. This segment underperformed corporates and sovereigns during most of the period. Interest rate futures were used to manage duration and contributed to results.

Outlook

The outlook for global growth remains cautious, as investors await the market’s reaction to activity of the leading central banks in 2015. U.S. growth remains on solid footing and should provide some support for emerging markets, provided the Fed’s rate hike strategy unfolds at a measured pace. We expect slow and gradual rate increases from the Fed, given subdued inflationary pressures, mild wage growth and ongoing concerns about weaker demand abroad.

Stagnant growth in Europe and the potential for enhanced liquidity measures by the ECB could provide support to the higher yielding bonds of emerging markets. However, we believe some idiosyncratic stories will emerge, placing even more importance on credit and security selection. We do not believe the Russia/Ukraine crisis is over and believe it could plausibly spill into the broader markets, depending on the response of the United States and Europe. We suspect world demand for oil may catch up to excess supply in approximately 12 months, but we doubt oil price uncertainties will be resolved in the short term. The effects of lower oil costs should be relatively short lived, but we will closely monitor the potential distress experienced by Organization of the Petroleum Exporting Countries (OPEC) members.

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LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND

Growth of $10,000 Investment in Class A Shares3

February 10, 2014 (inception) through November 30, 2014

Total Returns — November 30, 20143

Life of Fund

Class A (Inception 2/10/2014)
NAV	6.00%
With 4.50% Maximum Sales Charge	1.24

Class C (Inception 2/10/2014)
NAV	5.20
With CDSC[1]	4.20

Class N (Inception 2/10/2014)
NAV	6.18

Class Y (Inception 2/10/2014)
NAV	6.18

Comparitive Performance
Barclays EM USD Aggregate 10% Country Capped Index[2]	6.99

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The Barclays EM USD Aggregate 10% Country Capped Index includes USD denominated debt from sovereign, quasi-sovereign, and corporate EM issuers. The index is broad-based in its coverage by sector and by country, and includes a 10% Country cap.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Managers:	Symbols:
Kevin J. Perry	Class A LSFAX
John R. Bell	Class C LSFCX
Loomis, Sayles & Company, L.P.	Class Y LSFYX

Objective:

The Fund seeks to provide a high level of current income.

Market Conditions

Bank loan market activity during the first quarter of 2014 was similar to most of 2013, with loan income constituting the majority of the returns earned and lower-rated loans continuing to drive performance. In April 2014, the 95-week streak of positive bank loan retail fund flows ended, and the long-anticipated default of TXU Energy occurred. The bank loan market quickly adjusted to the retail outflows, as collateralized loan obligations (CLOs) stepped in to fill the demand and exert their influence on the market. Overall, there was little bank loan price movement during the first half of 2014. Challenges emerged during the third quarter with bank loan-focused mutual funds and high yield funds that own bank loans experiencing retail outflows due to redemptions. Bank loan prices dropped slightly in October but regained some ground in November. During the last few months of the period, bank loan supply outpaced demand. The asset level of the S&P/LSTA Leveraged Loan® Index ended the period at a new high of $823 billion, an increase of 22% from the prior year.

Performance Results

For the 12-month period ended November 30, 2014, Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 4.22% at net asset value. The Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan® Index, which returned 3.37%.

Explanation of Fund Performance

As part of our general investment strategy, we did not make any significant tactical shifts during the 12-month period. Instead, we focused on credit selection and generating a high level of current income, reserving our tactical flexibility to manage exposures based on significant shifts in our macroeconomic view.

We targeted a yield advantage relative to the index in most market conditions, which helped the Fund’s performance even as retail outflows persisted during most of the period. Overall, the Fund’s bank loan returns were positive across all rating categories. In terms of sectors, the Fund’s allocations to technology and healthcare aided relative performance during the period, while oil-related holdings suffered due to falling oil prices.

After subtracting cash held for the purpose of settling purchases, the Fund ended the period with approximately 86% of its portfolio invested in bank loans, 11% in bonds and 3% in

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

cash equivalents. The Fund’s allocation to bonds increased only two percentage points over the period, as few high yield bonds met the low duration (price sensitivity to interest rate changes), competitive return profile we seek for the Fund. We added some high yield bonds during periods of market weakness and sold some high yield bonds at yields below our expectations for bank loan benchmark returns.

We began using leverage (borrowing capital at a lower interest rate relative to the interest rates on bank loans) at the end of 2013, slightly increasing exposure during the third quarter of 2014. Overall, though, our use of leverage remained modest. We believe the cost of leverage is attractive given our market outlook, and we do not view this strategy as a significant driver of return.

Outlook

We believe overall market volatility is likely to increase if the Federal Reserve (the Fed) raises interest rates in 2015 to reflect a growing economy. Bank loans would not be immune to the resulting rate hike pressures, but they could benefit fundamentally (from a good economy) and technically (from demand related to rising rates) should the Fed move in that direction.

We expect CLO demand for bank loans to remain relatively strong even without Fed action. Such strength would reflect a history of strong returns with extremely low default rates, as well as a desire to finalize structures before new risk retention rules take effect in late 2016. Bank loan fund managers generally expect the default rate to remain relatively stable during the coming year. This expectation is largely due to the combination of a slow-growth macroeconomic environment, solid company fundamentals and low expected maturities (approximately $22.2 billion total for the remainder of 2014 and all of 2015 and 2016). However, exogenous shocks, such as political events or geopolitical unrest, may disrupt market expectations.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2011 (inception) through November 30, 2014

Average Annual Total Returns — November 30, 20144

	1 Year	Life of Fund

Class A (Inception 9/30/11)
NAV	4.22%	8.10%
With 3.50% Maximum Sales Charge	0.60	6.88

Class C (Inception 9/30/11)
NAV	3.47	7.32
With CDSC[2]	2.48	7.32

Class Y (Inception 9/30/11)[1]
NAV	4.49	8.38

Comparative Performance
S&P / LSTA Leveraged Loan® Index[3]	3.37	6.55

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P/LSTA Leveraged Loan® Index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON SELECT FUND

Managers:	Symbols:
Dennis G. Alff, CFA®	Class A VNSAX
Chad D. Fargason, PhD	Class C VNSCX
Chris D. Wallis, CFA®	Class Y VNSYX
Scott J. Weber, CFA®
Vaughan Nelson Investment Management, L.P.

Objective:

The Fund seeks long-term capital appreciation.

Market Conditions

The equity markets continued to advance even as the Federal Reserve (the Fed) ended its monthly bond-buying program known as quantitative easing, which began in 2009. While the Fed ended quantitative easing and planned to raise interest rates in 2015, the European Central Bank committed to easier monetary policy. The current market volatility and deteriorating market breadth may continue as capital markets adjust to global shifts in central bank policy and to escalating geopolitical tensions. We believe the market is discounting continued modest improvement in earnings growth and an inflationary environment where deflationary risks are modestly higher than inflationary risks. We continue to expect U.S. companies to face margin pressures as the Fed raises interest rates, as capital expenditures accelerate, and as rising operating costs challenge modest revenue growth.

Performance Results

For the 12-month period ended November 30, 2014, Class A shares of Vaughan Nelson Select Fund returned 15.31% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 16.86%.

Explanation of Fund Performance

Stock selection detracted modestly from results relative to the benchmark. However, our team’s focus on company specific valuations and fundamentals led to certain overweighted sector positions, which aided relative performance. Healthcare and industrials were the biggest contributors to relative performance by sector, while the information technology and consumer discretionary sectors were the biggest relative detractors.

In the healthcare sector, significant overweights relative to the index in UnitedHealth Group and Mallinckrodt and an out-of-index position in Valeant Pharmaceuticals were the most significant contributors. UnitedHealth benefits from being the industry leader in the managed care industry, which has a meaningful secular tailwind in the form of pricing power and moderating healthcare utilization trends. UnitedHealth’s performance stood out as concerns over headwinds from the Affordable Care Act abated. A new position in Mallinckrodt aided relative results as the company closed its acquisition of Questcor in August 2014. Following up on a strong 2013, Valeant Pharmaceuticals continued to be a strong performer as a result of the company’s consistent execution of mergers and acquisitions and cost cutting.

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In the industrials sector, the Fund had more exposure than the index to General Dynamics and an out-of-index position in Hertz Global Holdings, both of which were standout performers. General Dynamics was added to the portfolio in 2014. The company had a great year as its defense contracting business is near a trough from cuts in government spending, and growth in its private aviation business, Gulfstream, is accelerating with the economic expansion and new product introductions. Hertz Global Holdings contributed nicely to relative results as the company continued to benefit from industry consolidation and the announced spin off of its equipment rental business. We exited Hertz during the year.

Elsewhere in the portfolio, Avago Technologies, Harman International, Microsoft and Walgreen contributed solid gains to Fund performance.

Stock selection in information technology and consumer discretionary detracted from relative performance. An out-of-index position in Cabela’s in Consumer Discretionary was one of the largest detractors for the period. Cabela’s underperformed as same store sales failed to improve after several quarters of negative growth. We exited the position in 2014 as visibility into the company’s ability to execute its growth plan was clouded. An overweight in Symantec Corporation hurt relative performance in the information technology sector as CEO Steve Bennett was abruptly dismissed by the board. We exited the position as much of our investment thesis was predicated on Mr. Bennett’s ability to turn the company around.

During the period, exposure to healthcare increased on the substantial appreciation in UnitedHealth Group and new positions initiated in Mallinckrodt and Medtronic. In consumer staples, a new position in Anheuser-Busch InBev accounted for the entire increase in the Fund’s consumer staples weight. The Fund’s energy weight declined after we exited Oasis Petroleum, which underperformed and Phillips 66, which outperformed. The decrease in the Fund’s energy weight was partially offset by the addition of Cabot Oil & Gas. The Fund’s exposure to information technology declined on the sale of Symantec and a reduction in the portfolio’s weight in eBay. However, we view the change in the Fund’s technology weight as a net addition. We initiated a position in Priceline in 2014, which is included in the consumer discretionary sector but we view it as a technology company.

Outlook

Despite the potential for a correction in equity markets, we expect the credit market to remain supportive of equity values over the medium term and will welcome any correction as an opportunity to make attractive investments. Even without a broader equity market correction, we expect market breadth to continue to narrow. Companies can no longer rely on a recovery in consumption, lower interest rates, share repurchases and delayed capital expenditures to drive earnings growth. Going forward, we believe that companies will be required to increase capital expenditures, research and development and other operating costs in order to sustain or grow earnings. Further, a strengthening U.S. dollar is likely to affect top line sales growth, especially for the multinationals that generate a significant portion of their revenues outside of the United States. While the nature of the current bull market is changing, we believe certain individual stocks will perform well despite the increasing market headwinds. We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability and stronger balance sheets than the broader investment universe. We do not favor any single industry or sector and continue to look for companies with the characteristics noted above that trade at attractive valuations.

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VAUGHAN NELSON SELECT FUND

Growth of $10,000 Investment in Class A Shares3

June 29, 2012 (inception) through November 30, 2014

Average Annual Total Returns — November 30, 20143

	1 Year	Life of Fund

Class A (Inception 6/29/2012)
NAV	15.31%	23.77%
With 5.75% Maximum Sales Charge	8.66	20.78

Class C (Inception 6/29/2012)
NAV	14.54	22.89
With CDSC[1]	13.54	22.89

Class Y (Inception 6/29/2012)
NAV	15.66	24.11

Comparative Performance
S&P 500® Index[2]	16.86	21.45

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

15  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available from the Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  16

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2014 through November 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 6/1/2014	ENDING ACCOUNT VALUE 11/30/2014	EXPENSES PAID DURING PERIOD* 6/1/2014 – 11/30/2014
Class A
Actual	$1,000.00	$969.80	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83
Class C
Actual	$1,000.00	$965.40	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,014.54	$10.61
Class Y
Actual	$1,000.00	$970.00	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).

17  |

LOOMIS SAYLES DIVIDEND INCOME FUND (formerly Loomis Sayles Capital Income Fund)	BEGINNING ACCOUNT VALUE 6/1/2014	ENDING ACCOUNT VALUE 11/30/2014	EXPENSES PAID DURING PERIOD* 6/1/2014 – 11/30/2014
Class A
Actual	$1,000.00	$1,037.90	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07
Class C
Actual	$1,000.00	$1,034.00	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85
Class Y
Actual	$1,000.00	$1,039.20	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 6/1/2014	ENDING ACCOUNT VALUE 11/30/2014	EXPENSES PAID DURING PERIOD* 6/1/2014 – 11/30/2014
Class A
Actual	$1,000.00	$1,004.30	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
Class C
Actual	$1,000.00	$1,001.20	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
Class N
Actual	$1,000.00	$1,005.50	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class Y
Actual	$1,000.00	$1,006.50	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00%, 0.95% and 1.00% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).

|  18

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2014	ENDING ACCOUNT VALUE 11/30/2014	EXPENSES PAID DURING PERIOD* 6/1/2014 – 11/30/2014
Class A
Actual	$1,000.00	$1,009.20	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,005.50	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class Y
Actual	$1,000.00	$1,010.50	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2014	ENDING ACCOUNT VALUE 11/30/2014	EXPENSES PAID DURING PERIOD* 6/1/2014 – 11/30/2014
Class A
Actual	$1,000.00	$1,054.20	$7.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class C
Actual	$1,000.00	$1,050.70	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,014.29	$10.86
Class Y
Actual	$1,000.00	$1,055.50	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15% and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

Portfolio of Investments – as of November 30, 2014

Gateway International Fund

Shares	Description	Value (†)
Common Stocks* — 97.5% of Net Assets
	Australia — 7.6%
7,734	Amcor Ltd.(b)	$79,934
15,074	Aurizon Holdings Ltd.(b)	59,084
5,846	Australia & New Zealand Banking Group Ltd.(c)(d)	158,644
4,104	BHP Billiton Ltd.(c)(d)	106,466
8,286	Brambles Ltd.(b)	68,445
3,040	Commonwealth Bank of Australia(c)(d)	208,594
1,109	CSL Ltd.(b)	77,819
4,913	National Australia Bank Ltd.(c)(d)	136,162
3,876	Newcrest Mining Ltd.(b)(e)	33,635
2,348	Orica Ltd.(b)	36,280
5,088	Origin Energy Ltd.(b)	52,970
4,042	QBE Insurance Group Ltd.(b)	37,296
1,225	Rio Tinto Ltd.(b)	61,412
7,334	Suncorp Group Ltd.(b)	89,430
2,652	Wesfarmers Ltd.(b)	93,523
2,168	Woodside Petroleum Ltd.(b)	65,916
3,366	Woolworths Ltd.(b)	88,984

		1,454,594

	Euro Zone — 31.2%
1,686	Accor S.A.(b)	79,537
1,044	Air Liquide S.A.(c)(d)	131,530
1,382	Airbus Group NV(b)	84,244
991	Allianz SE, (Registered)(c)(d)	170,744
801	Alstom S.A.(b)(e)	28,107
1,652	Anheuser-Busch InBev NV(c)(d)	194,305
899	ASML Holding NV(b)	95,021
3,650	AXA S.A.(b)	88,219
17,001	Banco Bilbao Vizcaya Argentaria S.A.(c)(d)	182,708
30,471	Banco Santander S.A.(c)(d)	274,409
1,528	BASF SE(c)(d)	138,571
1,610	Bayer AG, (Registered)(c)(d)	242,219
951	Bayerische Motoren Werke AG(b)	108,713
1,326	Belgacom S.A.(b)	52,386
2,336	BNP Paribas S.A.(c)(d)	150,024
951	Bouygues S.A.(b)	35,779
346	Casino Guichard Perrachon S.A.(b)	33,347
151	Continental AG(b)	31,775
2,247	Daimler AG, (Registered)(c)(d)	189,548
1,322	Danone(b)	93,243
2,492	Deutsche Bank AG, (Registered)(b)	81,372
2,554	Deutsche Post AG(b)	84,738
6,633	Deutsche Telekom AG(b)	112,790
5,074	E.ON AG(b)	89,900
991	Electricite de France S.A.(b)	29,684
19,509	Enel SpA(b)	94,174
5,568	ENI SpA(c)(d)	110,927

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2014

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Euro Zone — continued
81,525	Governor & Co. of the Bank of Ireland (The)(b)(e)	$33,543
27,627	Governor & Co. of the Bank of Ireland (The)(b)(e)	11,337
9,153	ING Groep NV(c)(d)(e)	133,903
39,924	Intesa Sanpaolo SpA(b)	122,960
1,087	Kone OYJ, Class B(b)	50,066
977	Koninklijke DSM NV(b)	64,273
2,994	Koninklijke Philips NV(b)	90,170
1,468	Legrand S.A.(b)	77,015
453	Linde AG(b)	85,322
578	LVMH Moet Hennessy Louis Vuitton S.A.(b)	103,953
7,369	Nokia OYJ(b)	61,228
4,652	Orange S.A.(b)	82,035
722	OSRAM Licht AG(b)(e)	29,990
534	Pernod-Ricard S.A.(b)	63,316
1,674	Sampo OYJ, A Shares(b)	82,620
1,933	Sanofi(c)(d)	186,816
1,998	SAP SE(c)(d)	140,924
1,467	Schneider Electric SE(b)	119,771
1,720	SCOR SE(b)	53,709
1,948	SES S.A.(b)	72,553
1,576	Siemens AG, (Registered)(c)(d)	186,406
13,772	Snam SpA(b)	73,031
1,945	Societe Generale S.A.(b)	96,597
861	Sodexo(b)	86,905
48,700	Telecom Italia SpA(b)	43,173
10,197	Telefonica S.A.(c)(d)	163,572
944	Thales S.A.(b)	50,119
2,212	ThyssenKrupp AG(b)(e)	58,469
3,157	Total S.A.(c)(d)	176,288
831	Umicore S.A.(b)	33,786
8,666	UniCredit SpA(b)	64,052
3,257	Unilever NV(c)(d)	132,674
1,439	Vinci S.A.(b)	77,809
425	Volkswagen AG(b)	96,227

		6,012,626

	Hong Kong — 4.0%
30,556	AIA Group Ltd.(b)	176,186
69,205	Bank of China Ltd., Class H(b)	35,630
14,567	CLP Holdings Ltd.(b)	126,649
3,584	CNOOC Ltd.(b)	5,179
8,680	Galaxy Entertainment Group Ltd.(b)	59,152
4,059	Hang Seng Bank Ltd.(b)	67,594
4,256	Hong Kong Exchanges & Clearing Ltd.(b)	92,554
7,747	Hutchison Whampoa Ltd.(b)	96,973
2,284	Tencent Holdings Ltd.(b)	36,645
9,346	Wharf Holdings Ltd. (The)(b)	67,265

		763,827

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of November 30, 2014

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Japan — 20.4%
2,135	Advantest Corp.(b)	$25,578
1,407	Asahi Group Holdings Ltd.(b)	43,872
5,800	Astellas Pharma, Inc.(b)	83,486
2,109	Bridgestone Corp.(b)	72,550
1,647	Canon, Inc.(c)(d)	52,612
2,120	Coca-Cola West Co. Ltd.(b)	29,060
1,386	Credit Saison Co. Ltd.(b)	25,945
2,611	Daiichi Sankyo Co. Ltd.(b)	38,542
836	Daikin Industries Ltd.(b)	55,499
1,770	Denso Corp.(b)	82,720
1,505	Dentsu, Inc.(b)	56,444
1,790	Eisai Co. Ltd.(b)	64,218
455	FANUC Corp.(c)(d)	76,823
154	Fast Retailing Co. Ltd.(b)	56,206
2,265	FUJIFILM Holdings Corp.(b)	74,911
1,444	Hamamatsu Photonics KK(b)	72,945
16,781	Hankyu Hanshin Holdings, Inc.(b)	92,198
2,084	Hitachi Construction Machinery Co. Ltd.(b)	45,021
11,589	Hitachi Ltd.(b)	89,540
2,640	Honda Motor Co. Ltd.(c)(d)	79,859
2,330	Idemitsu Kosan Co. Ltd.(b)	39,787
2,152	Japan Tobacco, Inc.(b)	69,010
1,245	JGC Corp.(b)	26,789
2,342	JTEKT Corp.(b)	38,875
6,125	Kaneka Corp.(b)	32,466
1,668	Kao Corp.(b)	61,776
1,204	KDDI Corp.(c)(d)	77,132
7,708	Keikyu Corp.(b)	58,907
2,766	Komatsu Ltd.(b)	65,473
1,538	Konami Corp.(b)	29,019
2,397	Kurita Water Industries Ltd.(b)	49,722
443	Lawson, Inc.(b)	27,297
4,659	Mitsubishi Corp.(b)	88,080
4,106	Mitsubishi Estate Co. Ltd.(b)	92,542
20,835	Mitsubishi UFJ Financial Group, Inc.(b)	120,041
10,517	Mitsubishi UFJ Lease & Finance Co. Ltd.(b)	49,628
4,790	Mitsui & Co. Ltd.(b)	66,086
3,304	Mitsui Fudosan Co. Ltd.(b)	95,621
12,148	Nomura Holdings, Inc.(b)	73,072
1,039	NTT Data Corp.(d)	39,650
4,615	NTT DOCOMO, Inc.(b)	72,046
5,410	Panasonic Corp.(b)	69,583
3,592	Ricoh Co. Ltd.(b)	38,963
1,217	Secom Co. Ltd.(b)	70,434
1,583	Seven & I Holdings Co. Ltd.(b)	59,009
1,207	Shin-Etsu Chemical Co. Ltd.(c)(d)	81,320
2,429	Shionogi & Co. Ltd.(b)	60,444
1,707	Softbank Corp.(c)(d)	113,763

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of November 30, 2014

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Japan —continued
3,074	Sony Corp.(b)	$67,376
2,242	Sumitomo Corp.(b)	23,927
1,794	Sumitomo Metal Mining Co. Ltd.(b)	27,471
1,932	Sumitomo Realty & Development Co. Ltd.(b)	66,837
1,672	Suzuki Motor Corp.(b)	52,710
4,182	Taiyo Nippon Sanso Corp.(b)	49,232
1,697	Takeda Pharmaceutical Co. Ltd.(b)	71,129
897	TDK Corp.(b)	54,092
2,200	Terumo Corp.(b)	50,059
645	Tokyo Electron Ltd.(c)(d)	44,968
1,375	Toyo Suisan Kaisha Ltd.(b)	46,578
4,413	Toyota Motor Corp.(c)(d)	271,412
1,801	Toyota Tsusho Corp.(b)	42,641
1,158	Trend Micro, Inc.(b)	35,193
1,826	Yamato Holdings Co. Ltd.(b)	41,336

		3,929,525

	Sweden — 3.6%
3,554	Atlas Copco AB, Class A(b)	102,504
1,992	Hennes & Mauritz AB, Series B(b)	85,313
1,666	Hexagon AB, B Shares(b)	52,939
7,343	Nordea Bank AB(b)	91,717
2,596	Svenska Cellulosa AB SCA, B Shares(b)	61,211
1,842	Svenska Handelsbanken AB, A Shares(b)	89,875
2,814	Swedbank AB, A Shares(b)	73,769
6,636	Telefonaktiebolaget LM Ericsson, Class B(b)	83,399
4,779	Volvo AB, B Shares(b)	52,260

		692,987

	Switzerland — 10.0%
5,204	ABB Ltd., (Registered)(c)(d)	116,858
852	Aryzta AG(b)	67,942
604	Baloise Holding AG, (Registered)(b)	78,812
2,830	Credit Suisse Group AG, (Registered)(b)	75,549
458	Kuehne & Nagel International AG, (Registered)(b)	61,833
4,920	Nestle S.A., (Registered)(c)(d)	369,262
3,815	Novartis AG, (Registered)(c)(d)	369,111
1,125	Roche Holding AG(c)(d)	336,820
425	Schindler Holding AG(b)	60,618
449	Sonova Holding AG, (Registered)(b)	67,932
146	Sulzer AG, (Registered)(b)	16,330
827	Swatch Group AG (The), (Registered)(b)	76,183
201	Swiss Life Holding AG, (Registered)(b)	46,038
1,834	Transocean Ltd.(b)	38,465
7,812	UBS AG, (Registered)(b)	140,520

		1,922,273

	United Kingdom — 20.7%
3,105	Anglo American PLC(b)	64,047
871	Associated British Foods PLC(b)	43,564

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of November 30, 2014

Gateway International Fund – (continued)

Shares	Description	Value (†)
	United Kingdom —continued
2,262	AstraZeneca PLC(c)(d)	$168,063
7,033	Aviva PLC(b)	56,007
3,187	Babcock International Group PLC(b)	56,533
30,726	Barclays PLC(b)	117,402
4,998	BG Group PLC(c)(d)	70,286
4,156	BHP Billiton PLC(c)(d)	98,031
32,624	BP PLC(c)(d)	213,879
3,298	British American Tobacco PLC(c)(d)	195,251
21,198	BT Group PLC(b)	135,885
3,148	Bunzl PLC(b)	87,804
15,611	Centrica PLC(b)	69,437
944	Croda International PLC(b)	36,205
4,713	Diageo PLC(c)(d)	145,460
8,377	GlaxoSmithKline PLC(c)(d)	194,589
19,609	Glencore PLC(b)	98,064
30,425	HSBC Holdings PLC(c)(d)	303,138
112,195	Lloyds Banking Group PLC(b)(e)	140,973
5,747	Meggitt PLC(b)	45,150
11,619	National Grid PLC(c)(d)	168,927
728	Next PLC(b)	77,065
10,341	Old Mutual PLC(b)	32,340
5,802	Prudential PLC(c)(d)	140,218
1,390	Reckitt Benckiser Group PLC(c)(d)	114,009
2,115	Rio Tinto PLC(c)(d)	98,437
9,266	Royal Dutch Shell PLC, A Shares(c)(d)	308,721
1,810	SABMiller PLC(b)	100,668
1,360	Shire PLC(b)	97,064
3,352	Standard Chartered PLC(b)	49,071
17,778	Tesco PLC(b)	51,862
2,798	Unilever PLC(c)(d)	118,097
46,017	Vodafone Group PLC(b)	168,652
6,233	WPP PLC(c)(d)	130,495

		3,995,394

	Total Common Stocks (Identified Cost $15,855,722)	18,771,226

Purchased Options — 0.2%
49,800	On iShares® MSCI EAFE ETF, Put expiring December 20, 2014 at 53.00	1,245
54,000	On iShares® MSCI EAFE ETF, Put expiring December 20, 2014 at 54.00	2,970
50,000	On iShares® MSCI EAFE ETF, Put expiring December 20, 2014 at 57.00	3,000
36,800	On iShares® MSCI EAFE ETF, Put expiring January 17, 2015 at 55.00	3,680
45,000	On iShares® MSCI EAFE ETF, Put expiring January 17, 2015 at 57.00	6,975
51,900	On iShares® MSCI EAFE ETF, Put expiring January 17, 2015 at 58.00	10,120
49,800	On iShares® MSCI EAFE ETF, Put expiring January 17, 2015 at 59.00	14,193

	Total Purchased Options (Identified Cost $148,925)	42,183

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of November 30, 2014

Gateway International Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.5%
$487,882	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/2014 at 0.010% to be repurchased at $487,882 on 12/01/2014 collateralized by $490,000 U.S. Treasury Note, 2.125% due 9/30/2021 valued at $497,963 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $487,882)	$487,882

	Total Investments — 100.2% (Identified Cost $16,492,529)(a)	19,301,291
	Other assets less liabilities — (0.2)%	(42,849)

	Net Assets — 100.0%	$19,258,442

Shares
Written Options — (0.7%)
41,500	On iShares® MSCI EAFE ETF, OTC Call expiring December 05, 2014 at 64.00(f)	$(12,018)
27,400	On iShares® MSCI EAFE ETF, OTC Call expiring December 05, 2014 at 62.50(f)	(41,715)
45,900	On iShares® MSCI EAFE ETF, OTC Call expiring December 12, 2014 at 64.00(f)	(21,876)
40,900	On iShares® MSCI EAFE ETF, OTC Call expiring December 12, 2014 at 65.00(f)	(5,115)
46,600	On iShares® MSCI EAFE ETF, OTC Call expiring December 20, 2014 at 64.00(f)	(14,294)
39,500	On iShares® MSCI EAFE ETF, OTC Call expiring January 17, 2015 at 65.00(f)	(13,810)
45,700	On iShares® MSCI EAFE ETF, OTC Call expiring February 20, 2015 at 65.00(f)	(30,679)

	Total Written Options (Premiums Received $169,256)	$(139,507)

(†)	See Note 2 of Notes to Financial Statements.
*	Common stocks are grouped by geographical regions that correspond to the markets underlying the iShares MSCI EAFE ETFs on which the Fund writes call options and buys put options.
(a)	Federal Tax Information:
	At November 30, 2014, the net unrealized appreciation on investments based on a cost of $16,556,312 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,279,175
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(534,196)

	Net unrealized appreciation	$2,744,979

(b)	All of this security has been designated to cover the Fund’s obligations under open outstanding call options.
(c)	A portion of this security has been pledged as collateral for outstanding call options.
(d)	A portion of this security has been designated to cover the Fund’s obligations under open outstanding call options.
(e)	Non-income producing security.
(f)	Counterparty is UBS AG.

ETF	Exchange Traded Fund
OTC	Over-the-Counter

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of November 30, 2014

Gateway International Fund – (continued)

Industry Summary at November 30, 2014

Banks	13.8%
Pharmaceuticals	9.9
Insurance	5.5
Oil, Gas & Consumable Fuels	5.4
Food Products	4.5
Automobiles	4.1
Chemicals	3.6
Metals & Mining	3.4
Diversified Telecommunication Services	3.1
Beverages	3.0
Machinery	2.9
Wireless Telecommunication Services	2.2
Other Investments, less than 2% each	36.3
Short-Term Investments	2.5

Total Investments	100.2
Other assets less liabilities (including open written options)	(0.2)

Net Assets	100.0%

Country of Risk Summary at November 30, 2014

Japan	20.4%
United Kingdom	18.1
Switzerland	10.3
France	10.0
Germany	9.6
Australia	7.6
Netherlands	4.3
Sweden	3.6
Hong Kong	3.6
Spain	3.2
Italy	2.6
Other Investments, less than 2% each	4.4
Short-Term Investments	2.5

Total Investments	100.2
Other assets less liabilities (including open written options)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of November 30, 2014

Gateway International Fund – (continued)

Currency Exposure Summary at November 30, 2014

Euro	31.2%
British Pound	20.7
Japanese Yen	20.4
Swiss Franc	10.0
Australian Dollar	7.6
Hong Kong Dollar	4.0
Swedish Krona	3.6
United States Dollar	2.7

Total Investments	100.2
Other assets less liabilities (including open written options)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Dividend Income Fund*

Shares	Description	Value (†)
Common Stocks — 79.9% of Net Assets
	Aerospace & Defense — 1.2%
2,781	Northrop Grumman Corp.	$391,926

	Automobiles — 1.8%
16,753	General Motors Co.	560,053

	Banks — 7.3%
27,242	Fifth Third Bancorp	548,109
13,127	JPMorgan Chase & Co.	789,720
5,337	PNC Financial Services Group, Inc. (The)	466,827
9,474	Wells Fargo & Co.	516,144

		2,320,800

	Beverages — 1.8%
5,614	PepsiCo, Inc.	561,961

	Capital Markets — 1.3%
12,758	Federated Investors, Inc., Class B	401,112

	Chemicals — 2.9%
6,686	E.I. du Pont de Nemours & Co.	477,380
19,324	Tronox Ltd., Class A	435,756

		913,136

	Communications Equipment — 1.7%
19,332	Cisco Systems, Inc.	534,336

	Diversified Consumer Services — 1.5%
13,920	H&R Block, Inc.	468,269

	Diversified Telecommunication Services — 1.8%
11,642	Verizon Communications, Inc.	588,969

	Electric Utilities — 1.6%
10,187	Northeast Utilities	515,870

	Electrical Equipment — 3.3%
19,404	ABB Ltd., Sponsored ADR	435,038
9,241	Eaton Corp. PLC	626,817

		1,061,855

	Energy Equipment & Services — 1.7%
4,474	National Oilwell Varco, Inc.	299,937
15,974	Transocean Partners LLC	250,472

		550,409

	Hotels, Restaurants & Leisure — 1.3%
25,407	SeaWorld Entertainment, Inc.	424,043

	Industrial Conglomerates — 1.6%
18,707	General Electric Co.	495,548

	Insurance — 3.8%
19,000	FNF Group	615,600
10,747	MetLife, Inc.	597,641

		1,213,241

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Dividend Income Fund* – (continued)

Shares	Description	Value (†)
	Media — 2.7%
6,850	Omnicom Group, Inc.	$529,300
2,251	Time Warner Cable, Inc.	336,029

		865,329

	Multi-Utilities — 1.4%
8,602	PG&E Corp.	434,401

	Multiline Retail — 1.2%
6,275	Kohl’s Corp.(b)	374,116

	Oil, Gas & Consumable Fuels — 7.1%
5,162	Chevron Corp.(c)	561,987
4,272	HollyFrontier Corp.	174,383
15,597	PBF Energy, Inc., Class A	440,771
11,129	Regency Energy Partners LP(d)	317,065
7,638	Royal Dutch Shell PLC, ADR	530,383
14,023	Southcross Energy Partners LP(d)	244,561

		2,269,150

	Pharmaceuticals — 14.1%
8,864	AbbVie, Inc.	613,389
8,239	Bristol-Myers Squibb Co.	486,513
11,097	Eli Lilly & Co.(c)	755,928
12,094	GlaxoSmithKline PLC, Sponsored ADR	561,766
10,686	Merck & Co., Inc.	645,434
25,968	Pfizer, Inc.(c)	808,903
12,806	Sanofi, ADR	618,402

		4,490,335

	REITs – Diversified — 2.6%
17,623	Outfront Media, Inc.	476,878
9,790	Weyerhaeuser Co.(b)	345,685

		822,563

	REITs – Hotels — 1.7%
10,135	Ryman Hospitality Properties, Inc.	527,831

	REITs – Office Property — 1.5%
18,800	Columbia Property Trust, Inc.	473,760

	REITs – Shopping Centers — 1.3%
24,058	Washington Prime Group, Inc.	414,519

	Road & Rail — 1.6%
4,591	Norfolk Southern Corp.	512,539

	Software — 3.8%
13,488	Microsoft Corp.	644,861
21,867	Symantec Corp.	570,510

		1,215,371

	Technology Hardware, Storage & Peripherals — 1.7%
4,492	Apple, Inc.	534,234

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Dividend Income Fund* – (continued)

Shares	Description	Value (†)
	Tobacco — 1.8%
6,789	Philip Morris International, Inc.	$590,168

	Transportation Infrastructure — 1.0%
4,597	Macquarie Infrastructure Co. LLC	323,169

	Wireless Telecommunication Services — 1.8%
15,895	Vodafone Group PLC, Sponsored ADR	580,962

	Total Common Stocks (Identified Cost $22,154,757)	25,429,975

Principal Amount (‡)
Bonds and Notes — 13.6%
Non-Convertible Bonds — 12.7%
	Banking — 2.3%
$300,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(e)	348,000
100,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	93,449
280,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	292,352

		733,801

	Chemicals — 0.6%
65,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	52,975
150,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(f)	139,500

		192,475

	Consumer Cyclical Services — 0.1%
45,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	45,225

	Finance Companies — 1.0%
370,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	309,875

	Healthcare — 0.9%
125,000	HCA, Inc., 7.500%, 12/15/2023	135,000
150,000	HCA, Inc., 7.500%, 11/06/2033	157,500

		292,500

	Home Construction — 1.1%
215,000	Lennar Corp., 4.750%, 11/15/2022	208,012
125,000	Pulte Group, Inc., 6.000%, 2/15/2035	121,250
30,000	Pulte Group, Inc., 6.375%, 5/15/2033	30,525

		359,787

	Independent Energy — 0.4%
75,000	Halcon Resources Corp., 9.750%, 7/15/2020	57,375
10,000	Rosetta Resources, Inc., 5.875%, 6/01/2022	9,600
50,000	Rosetta Resources, Inc., 5.875%, 6/01/2024	47,000
15,000	SM Energy Co., 5.000%, 1/15/2024	13,763

		127,738

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Dividend Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 0.7%
$185,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	$185,925
22,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	24,310

		210,235

	Metals & Mining — 1.2%
50,000	Alcoa, Inc., 5.900%, 2/01/2027	54,426
45,000	Alcoa, Inc., 6.750%, 1/15/2028	51,837
155,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	100,556
200,000	United States Steel Corp., 6.650%, 6/01/2037	190,000

		396,819

	Retailers — 1.0%
365,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	259,150
90,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	56,250

		315,400

	Supermarkets — 1.2%
400,000	New Albertson’s, Inc., 8.000%, 5/01/2031	374,000

	Transportation Services — 0.2%
75,000	APL Ltd., 8.000%, 1/15/2024(f)	67,500

	Wireless — 0.7%
2,900,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	207,028

	Wirelines — 1.3%
400,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	401,000

	Total Non-Convertible Bonds (Identified Cost $3,831,937)	4,033,383

Convertible Bonds — 0.9%
	Energy — 0.9%
305,000	Chesapeake Energy Corp., 2.750%, 11/15/2035 (Identified Cost $291,783)	305,000

	Total Bonds and Notes (Identified Cost $4,123,720)	4,338,383

Shares
Preferred Stocks — 0.9%
	REITs – Diversified — 0.9%
4,847	Weyerhaeuser Co., Series A, 6.375% (Identified Cost $252,054)	284,519

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Dividend Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 5.2%
$1,650,409	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/2014 at 0.010% to be repurchased at $1,650,410 on 12/01/2014 collateralized by $1,655,000 U.S. Treasury Note, 1.375% due 11/30/2015 valued at $1,686,031 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,650,409)	$1,650,409

	Total Investments — 99.6% (Identified Cost $28,180,940)(a)	31,703,286
	Other assets less liabilities — 0.4%	126,871

	Net Assets — 100.0%	$31,830,157

Shares
Written Options — (0.0%)
	Options on Securities — (0.0%)
2,000	Bristol-Myers Squibb Co., Call expiring December 20, 2014 at 57.50	$(4,460)
2,500	Gap, Inc. (The), Put expiring December 20, 2014 at 37.00	(513)
4,000	Mattel, Inc., Put expiring December 20, 2014 at 29.00	(200)
1,000	PepsiCo, Inc., Call expiring December 20, 2014 at 97.50	(2,665)

	Total Written Options (Premiums Received $4,627)	$(7,838)

*	Formerly Loomis Sayles Capital Income Fund.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2014, the net unrealized appreciation on investments based on a cost of $28,219,050 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,080,013
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(595,777)

	Net unrealized appreciation	$3,484,236

(b)	All of this security has been designated to cover the Fund’s obligations under open outstanding options.
(c)	A portion of this security has been pledged as collateral for outstanding options.
(d)	Non-income producing security.
(e)	Perpetual bond with no specified maturity date.
(f)	Illiquid security. At November 30, 2014, the value of these securities amounted to $207,000 or 0.7% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Dividend Income Fund* – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the value of Rule 144A holdings amounted to $348,000 or 1.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
MXN	Mexican Peso

Industry Summary at November 30, 2014

Pharmaceuticals	14.1%
Banks	7.3
Oil, Gas & Consumable Fuels	7.1
Software	3.8
Insurance	3.8
REITs – Diversified	3.5
Chemicals	3.5
Electrical Equipment	3.3
Media	2.7
Banking	2.3
Other Investments, less than 2% each	43.0
Short-Term Investments	5.2

Total Investments	99.6
Other assets less liabilities (including open written options)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 86.7% of Net Assets
Non-Convertible Bonds — 85.8%
	Argentina — 1.0%
$150,000	Argentina Bonar Bonds, Series X, 7.000%, 4/17/2017	$138,546
200,000	YPF S.A., 8.750%, 4/04/2024, 144A	208,000

		346,546

	Barbados — 0.6%
200,000	Columbus International, Inc., 7.375%, 3/30/2021, 144A	213,000

	Brazil — 7.4%
135,000	Banco do Brasil S.A., 6.000%, 1/22/2020, 144A	146,475
250,000	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 9/26/2023, 144A(b)	265,625
235,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017(b)	245,340
250,000	Braskem Finance Ltd., 6.450%, 2/03/2024(b)	261,250
250,000	BRF S.A., 5.875%, 6/06/2022(b)	268,438
340,000	CIMPOR Financial Operations BV, 5.750%, 7/17/2024, 144A	317,475
445,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021(b)	472,812
424,397	Odebrecht Offshore Drilling Finance Ltd., 6.750%, 10/01/2022, 144A(b)	418,031
200,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	200,000

		2,595,446

	Chile — 3.2%
270,000	CFR International SpA, 5.125%, 12/06/2022(b)	294,514
260,000	Corpbanca S.A., 3.125%, 1/15/2018	260,828
320,000	GeoPark Latin America Ltd. Agencia en Chile, 7.500%, 2/11/2020	321,600
240,000	VTR Finance BV, 6.875%, 1/15/2024	252,600

		1,129,542

	China — 7.6%
520,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019, 144A	519,235
215,000	Baidu, Inc., 3.500%, 11/28/2022	214,349
270,000	Bestgain Real Estate Ltd., 2.625%, 3/13/2018(b)	264,181
250,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(b)	264,160
230,000	China Shanshui Cement Group Ltd., 10.500%, 4/27/2017(b)	246,100
280,000	CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023(b)	268,387
255,000	Country Garden Holdings Co. Ltd., 7.250%, 4/04/2021, 144A(b)	251,812
225,000	ENN Energy Holdings Ltd., 6.000%, 5/13/2021, 144A(b)	252,332
200,000	Kaisa Group Holdings Ltd., 8.875%, 3/19/2018, 144A	203,000
200,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	204,103

		2,687,659

	Colombia — 2.8%
250,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022(b)	251,375
230,000	Ecopetrol S.A., 4.125%, 1/16/2025	224,250
235,000	Empresa de Energia de Bogota S.A. E.S.P., 6.125%, 11/10/2021(b)	251,567
260,000	Oleoducto Central S.A., 4.000%, 5/07/2021, 144A(b)	258,440

		985,632

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Croatia — 0.6%
$200,000	Agrokor d.d., 8.875%, 2/01/2020	$216,520

	Guatemala — 0.7%
225,000	Central American Bottling Corp., 6.750%, 2/09/2022(b)	238,050

	Hong Kong — 1.9%
175,000	Noble Group Ltd., 6.750%, 1/29/2020	196,000
265,000	PCCW-HKT Capital No. 5 Ltd., 3.750%, 3/08/2023	261,783
200,000	Swire Pacific MTN Financing Ltd., EMTN, 4.500%, 10/09/2023	215,120

		672,903

	Hungary — 1.1%
400,000	Magyar Export-Import Bank Zrt, 4.000%, 1/30/2020, 144A	400,360

	India — 4.4%
260,000	Bharti Airtel International BV, 5.350%, 5/20/2024, 144A(b)	283,418
250,000	Greenko Dutch BV, 8.000%, 8/01/2019, 144A	235,000
325,000	ICICI Bank Ltd., 3.500%, 3/18/2020, 144A	330,951
440,000	NTPC Ltd., EMTN, 5.625%, 7/14/2021(b)	487,521
200,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	196,000

		1,532,890

	Indonesia — 6.2%
4,500,000,000	Indonesia Treasury Bond, 7.000%, 5/15/2027, (IDR)	339,233
200,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	213,000
340,000	Pelabuhan Indonesia III PT, 4.875%, 10/01/2024, 144A	350,200
435,000	Pertamina Persero PT, EMTN, 4.300%, 5/20/2023(b)	429,563
385,000	Perusahaan Gas Negara Persero Tbk PT, 5.125%, 5/16/2024, 144A(b)	400,881
200,000	TBG Global Pte Ltd., 4.625%, 4/03/2018	200,000
255,000	TBG Global Pte Ltd., 4.625%, 4/03/2018, 144A(b)	255,000

		2,187,877

	Israel — 0.7%
230,000	Israel Electric Corp. Ltd., 5.625%, 6/21/2018, 144A(b)	246,408

	Jamaica — 0.7%
250,000	Digicel Ltd., 6.000%, 4/15/2021, 144A(b)	245,000

	Kenya — 1.1%
345,000	Kenya Government International Bond, 6.875%, 6/24/2024, 144A(b)	368,805

	Korea — 2.9%
240,000	GS Caltex Corp., 3.250%, 10/01/2018, 144A(b)	246,967
230,000	Korea Gas Corp., 4.250%, 11/02/2020(b)	250,659
200,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017	206,653
275,000	Woori Bank, 5.875%, 4/13/2021(b)	315,609

		1,019,888

	Lithuania — 0.7%
210,000	Lithuania Government International Bond, 6.625%, 2/01/2022(b)	255,570

	Luxembourg — 0.7%
240,000	Altice S.A., 7.750%, 5/15/2022, 144A(b)	248,100

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Malaysia — 1.0%
$200,000	Malayan Banking Bhd, EMTN, (fixed rate to 9/20/2017, variable rate thereafter), 3.250%, 9/20/2022	$202,447
100,000	Petronas Capital Ltd., 7.875%, 5/22/2022, 144A	132,066

		334,513

	Mexico — 9.1%
250,000	Alfa SAB de CV, 5.250%, 3/25/2024, 144A(b)	265,000
195,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A(c)	193,781
225,000	BBVA Bancomer S.A., 6.750%, 9/30/2022(b)	252,563
270,000	El Puerto de Liverpool SAB de CV, 3.950%, 10/02/2024, 144A	265,950
290,000	Elementia SAB de CV, 5.500%, 1/15/2025, 144A	291,160
200,000	Empresas ICA SAB de CV, 8.875%, 5/29/2024, 144A	190,000
260,000	Fermaca Enterprises S de RL de CV, 6.375%, 3/30/2038, 144A(b)	272,350
255,000	Fresnillo PLC, 5.500%, 11/13/2023, 144A(b)	263,287
245,000	Grupo Idesa S.A. de CV, 7.875%, 12/18/2020, 144A(b)	260,925
250,000	Grupo KUO SAB de CV, 6.250%, 12/04/2022(b)	252,908
235,000	Office Depot de Mexico S.A. de CV, 6.875%, 9/20/2020, 144A(b)	247,925
250,000	Tenedora Nemak S.A. de CV, 5.500%, 2/28/2023, 144A(b)	255,375
200,000	Unifin Financiera S.A.P.I. de CV SOFOM ENR, 6.250%, 7/22/2019, 144A	192,500

		3,203,724

	Morocco — 0.7%
225,000	OCP S.A., 5.625%, 4/25/2024, 144A	238,264

	Nigeria — 0.6%
210,000	FBN Finance Co. BV, (fixed rate to 7/23/2019, variable rate thereafter), 8.000%, 7/23/2021, 144A	199,017

	Panama — 0.6%
140,000	Panama Government International Bond, 8.875%, 9/30/2027	202,300

	Paraguay — 0.7%
240,000	Telefonica Celular del Paraguay, S.A., 6.750%, 12/13/2022	254,850

	Peru — 2.6%
200,000	Corporacion Financiera de Desarrollo S.A., 4.750%, 2/08/2022	209,500
345,000	InRetail Consumer, 5.250%, 10/10/2021, 144A	346,898
350,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	355,775

		912,173

	Philippines — 1.4%
240,000	Philippine Government International Bond, 4.200%, 1/21/2024(b)	261,000
205,000	Power Sector Assets and Liabilities Management Corp., 7.250%, 5/27/2019(b)	245,488

		506,488

	Poland — 0.6%
200,000	PKO Finance AB, 4.630%, 9/26/2022	211,000

	Qatar — 0.9%
285,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A(b)	309,581

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Russia — 5.2%
$420,000	Gazprom OAO Via Gaz Capital S.A., 4.950%, 2/06/2028(b)	$352,229
300,000	Russian Foreign Bond-Eurobond, 5.000%, 4/29/2020, 144A(b)	298,623
831,850	Russian Foreign Bond-Eurobond, 7.500%, 3/31/2030	910,876
260,000	VimpelCom Holdings BV, 6.255%, 3/01/2017(b)	254,069

		1,815,797

	South Africa — 3.4%
235,000	Edcon Pty Ltd., 9.500%, 3/01/2018	192,700
200,000	Eskom Holdings SOC Ltd., 6.750%, 8/06/2023, 144A	216,114
320,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	321,200
175,000	Standard Bank PLC, GMTN, 8.125%, 12/02/2019	200,375
275,000	Transnet SOC Ltd., 4.000%, 7/26/2022	263,827

		1,194,216

	Sri Lanka — 0.6%
200,000	Sri Lanka Government International Bond, 5.125%, 4/11/2019, 144A	205,500

	Thailand — 0.6%
205,000	PTT Global Chemical PCL, 4.250%, 9/19/2022	211,962

	Turkey — 6.1%
195,000	Akbank TAS, 3.875%, 10/24/2017	198,727
230,000	Arcelik AS, 5.000%, 4/03/2023, 144A	221,662
240,000	Coca-Cola Icecek AS, 4.750%, 10/01/2018, 144A(b)	256,560
400,000	Export Credit Bank of Turkey, 5.000%, 9/23/2021, 144A	413,435
275,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A	276,320
265,000	Turk Telekomunikasyon AS, 3.750%, 6/19/2019, 144A	268,644
260,000	Turkiye Is Bankasi, 5.000%, 4/30/2020, 144A	267,852
240,000	Yasar Holdings, 8.875%, 5/06/2020, 144A	248,400

		2,151,600

	Ukraine — 0.5%
200,000	Ukraine Government International Bond, 9.250%, 7/24/2017	158,000

	United Arab Emirates — 3.7%
325,000	Abu Dhabi National Energy Co., 3.625%, 1/12/2023(b)	327,437
275,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A(b)	313,148
290,000	DP World Ltd., EMTN, 6.850%, 7/02/2037(b)	333,500
260,000	Dubai Electricity & Water Authority, 7.375%, 10/21/2020, 144A(b)	318,500

		1,292,585

	United States — 0.7%
260,000	Kosmos Energy Ltd., 7.875%, 8/01/2021, 144A	244,400

	Venezuela — 1.9%
395,000	Petroleos de Venezuela S.A., 5.500%, 4/12/2037	169,455
220,000	Petroleos de Venezuela S.A., 6.000%, 11/15/2026	92,400
300,000	Petroleos de Venezuela S.A., Series 2015, 5.000%, 10/28/2015(b)	254,700
240,000	Venezuela Government International Bond, 12.750%, 8/23/2022	162,960

		679,515

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Zambia — 0.6%
$200,000	Zambia Government International Bond, 8.500%, 4/14/2024, 144A	$225,500

	Total Non-Convertible Bonds (Identified Cost $29,678,141)	30,141,181

Convertible Bonds — 0.9%
	Argentina — 0.9%
255,000	MercadoLibre, Inc., 2.250%, 7/01/2019, 144A (Identified Cost $255,000)	324,488

	Total Bonds and Notes (Identified Cost $29,933,141)	30,465,669

Senior Loans — 0.6%
	Great Britain — 0.6%
202,000	Sable International Finance Ltd., Senior Unsecured Bridge Loan, 11/06/2016(d) (Identified Cost $198,970)	199,475

Shares
Common Stocks — 2.3%
	Cambodia — 0.5%
210,000	NagaCorp Ltd.	167,825

	China — 0.3%
6,000	Tencent Holdings Ltd., ADR,	95,940

	India — 0.5%
3,400	HDFC Bank Ltd., ADR	181,186

	Indonesia — 1.0%
89,100	Indocement Tunggal Prakarsa Tbk PT	180,903
337,000	Jasa Marga Persero Tbk PT	186,783

		367,686

	Total Common Stocks (Identified Cost $813,070)	812,637

Exchange Traded Funds — 2.1%
3,665	iShares® China Large-Cap ETF	148,799
6,000	iShares® India 50 ETF	190,020
3,893	iShares® MSCI Frontier 100 ETF	134,795
2,723	iShares® MSCI South Korea Capped ETF	154,884
7,984	iShares® MSCI Taiwan ETF	126,227

	Total Exchange Traded Funds (Identified Cost $780,111)	754,725

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Units of Currency	Description	Value (†)
Purchased Options — 0.0%
	Over-the-Counter Options on Currency — 0.0%
750,000	BRL Call, expiring December 30, 2014 at 2.40(e) (Identified Cost $9,911)	431

Principal Amount (‡)
Short-Term Investments — 7.2%
$2,521,899	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/2014 at 0.010% to be repurchased at $2,521,901 on 12/01/2014 collateralized by $2,525,000 U.S. Treasury Note, 1.375% due 11/30/2015 valued at $2,572,344 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,521,899)	$2,521,899

	Total Investments — 98.9% (Identified Cost $34,257,102)(a)	34,754,836
	Other assets less liabilities — 1.1%	383,435

	Net Assets — 100.0%	$35,138,271

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2014, the net unrealized appreciation on investments based on a cost of $34,332,250 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$441,966
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(19,380)

	Net unrealized appreciation	$422,586

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swap agreements.
(c)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(d)	Position is unsettled. Contract rate was not determined at November 30, 2014 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(e)	Counterparty is Bank of America, N.A.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the value of Rule 144A holdings amounted to $16,441,978 or 46.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
GMTN	Global Medium Term Note

BRL	Brazilian Real
IDR	Indonesian Rupiah

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

At November 30, 2014, the Fund had the following open bilateral credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Citibank N.A.	CDX.EM* Series 22, 5-Year	1.00%	12/20/2019	2.07%	$3,700,000	$(270,607)	$(286,719)	$(16,112)	$7,194
Citibank N.A.	CDX.EM* Series 22, 5-Year	1.00%	12/20/2019	2.07%	600,000	(45,476)	(46,494)	(1,018)	1,167
Citibank N.A.	Republic of Russia	1.00%	12/20/2019	3.18%	350,000	(29,735)	(34,237)	(4,502)	632

Total							$(367,450)	$(21,632)	$8,993

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
*	CDX.EM is an index composed of emerging market credit default swaps.

At November 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	12/22/2014	Brazilian Real	900,000	$348,958	$(761)
Sell[1]	12/22/2014	Brazilian Real	900,000	348,958	(1,333)
Buy[2]	12/17/2014	Euro	290,000	360,875	(1,210)
Sell[2]	12/17/2014	Euro	290,000	360,875	14,553
Buy[3]	1/07/2015	Indonesian Rupiah	2,000,000,000	162,911	902
Buy[2]	1/12/2015	South African Rand	5,600,000	501,845	5,510
Sell[2]	1/12/2015	South African Rand	5,600,000	501,845	(4,386)
Buy[2]	12/29/2014	Yuan Renminbi	3,100,000	502,889	1,194

Total					$14,469

1 Counterparty is Credit Suisse International.

2 Counterparty is Barclays Bank PLC.

3 Counterparty is Citibank N.A.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

At November 30, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets Index	12/19/2014	9	$449,235	$(4,289)
5 Year U.S. Treasury Note	3/31/2015	8	955,938	4,048
30 Year U.S. Treasury Bond	3/20/2015	9	1,283,625	17,851

Total				$17,610

Industry Summary at November 30, 2014

Banking	12.0%
Foreign Sovereign	8.3
Integrated Energy	5.3
Oil Field Equipment & Services	4.3
Gas Distribution	4.0
Telecom – Wireless	3.7
Chemicals	3.5
Telecom – Integrated & Services	3.4
Telecom – Wireline Integrated & Services	2.9
Electric – Integrated	2.9
Food – Wholesale	2.8
Building Materials	2.6
Specialty Retail	2.6
Agency	2.6
Exchange Traded Funds	2.1
Diversified Capital Goods	2.1
Sovereign	2.1
Support – Services	2.1
Electric – Generation	2.0
Other Investments, less than 2% each	20.4
Short-Term Investments	7.2

Total Investments	98.9
Other assets less liabilities (including swap agreements, forward foreign currency contracts and futures contracts)	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 89.9% of Net Assets
	Aerospace & Defense — 0.6%
$4,884,306	LM U.S. Corp. Acquisition, Inc., 1st Lien Term Loan, 4.750%, 10/25/2019(b)	$4,870,874
193,861	LM U.S. Corp. Acquisition, Inc., Term Loan Canadian, 4.750%, 10/25/2019(b)	193,328
595,542	PRV Aerospace LLC, Term Loan B, 6.500%, 5/09/2018(b)	588,347
4,560,029	Sequa Corp., New Term Loan B, 5.250%, 6/19/2017(b)	4,446,028

		10,098,577

	Automotive — 3.2%
1,700,000	ABRA, Inc., 1st Lien Term Loan, 4.750%, 9/17/2021(b)	1,706,375
1,700,000	ABRA, Inc., 2nd Lien Term Loan, 8.250%, 9/19/2022(b)	1,695,750
11,582,057	American Tire Distributors Holdings, Inc., Term Loan B, 5.750%, 6/01/2018(b)	11,596,535
9,406,000	Crowne Group LLC, 1st Lien Term Loan, 6.000%, 9/29/2020(b)	9,264,910
5,994,625	Dayco Products LLC, New Term Loan B, 5.250%, 12/12/2019(b)	5,969,867
7,197,960	Henniges Automotive Holdings, Inc., Term Loan B, 6.000%, 6/12/2021(b)	7,233,950
8,451,000	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(b)	8,435,196
3,485,000	Key Safety Systems, Inc., New 1st Lien Term Loan, 4.750%, 8/29/2021(b)	3,490,820

		49,393,403

	Banking — 0.9%
1,195,377	Harland Clarke Holdings Corp., Extended Term Loan B2, 5.483%, 6/30/2017(b)	1,193,883
11,451,356	Harland Clarke Holdings Corp., Term Loan B3, 7.000%, 5/22/2018(b)	11,555,678
2,113,612	Harland Clarke Holdings Corp., Term Loan B4, 6.000%, 8/04/2019(b)	2,118,241

		14,867,802

	Building Materials — 3.9%
6,413,151	C.H.I. Overhead Doors, Inc., Term Loan B, 5.503%, 3/18/2019(c)	6,365,052
6,048,438	Contech Construction Products, Inc., New Term Loan, 6.250%, 4/29/2019(b)	6,025,756
8,351,035	GYP Holdings III Corp., 1st Lien Term Loan, 4.750%, 4/01/2021(b)	8,210,153
8,136,934	Jeld-Wen, Inc., Term Loan B, 5.250%, 10/15/2021(b)	8,111,547
4,317,000	Mannington Mills, Inc., Term Loan B, 4.750%, 10/01/2021(b)	4,314,324
8,416,905	Munters Corp., Term Loan, 6.250%, 5/05/2021(b)	8,301,173
5,710,516	PGT, Inc., Term Loan B, 5.250%, 9/22/2021(b)	5,724,792
6,104,100	Quikrete Holdings, Inc., 2nd Lien Term Loan, 7.000%, 3/26/2021(b)	6,126,990
7,940,492	Roofing Supply Group LLC, Term Loan, 5.000%, 5/31/2019(b)	7,841,236

		61,021,023

	Cable Satellite — 0.6%
9,552,583	TWCC Holding Corp., 2nd Lien Term Loan, 7.000%, 6/26/2020(b)	9,277,946

	Chemicals — 3.1%
11,000,000	Arysta LifeScience SPC LLC, 2nd Lien Term Loan, 8.250%, 11/30/2020(b)	11,041,250
4,881,000	AZ Chem U.S., Inc., 2nd Lien Term Loan, 7.500%, 6/12/2022(b)	4,846,833
4,524,000	Citadel Plastics Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/05/2020(b)	4,524,000
6,738,000	ECO Services Operations LLC, Term Loan B, 10/08/2021(d)	6,738,000
3,691,757	Gemini HDPE LLC, Term Loan B, 4.750%, 8/07/2021(b)	3,691,757
2,433,956	Nexeo Solutions LLC, Incremental Term Loan, 5.000%, 9/08/2017(b)	2,413,681
2,104,788	Nexeo Solutions LLC, Term Loan B, 5.000%, 9/08/2017(b)	2,087,255
3,295,100	Nexeo Solutions LLC, Term Loan B3, 5.000%, 9/08/2017(b)	3,262,149
9,410,001	Styrolution U.S. Holding LLC, USD Term Loan B, 6.500%, 11/07/2019(b)	9,398,238

		48,003,163

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Construction Machinery — 1.2%
$7,795,621	Neff Rental LLC, 2nd Lien Term Loan, 7.250%, 6/09/2021(b)	$7,824,854
10,768,000	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(b)	10,673,780

		18,498,634

	Consumer Cyclical Services — 6.7%
1,717,000	Access CIG LLC, 1st Lien Term Loan, 10/18/2021(d)	1,701,255
6,727,000	Access CIG LLC, 1st Lien Term Loan, 6.000%, 10/18/2021(b)	6,665,313
7,025,640	Active Network, Inc. (The), 1st Lien Term Loan, 5.500%, 11/13/2020(b)	6,969,997
10,325,000	AlixPartners LLP, New 2nd Lien Term Loan, 9.000%, 7/10/2021(b)	10,479,875
6,263,000	DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 9.250%, 11/04/2022(b)	6,282,603
6,639,360	Inmar Holdings, Inc., 1st Lien Term Loan, 4.250%, 1/27/2021(b)	6,484,464
7,522,000	Mergermarket USA, Inc., 2nd Lien Term Loan, 7.500%, 2/04/2022(b)	7,070,680
8,818,829	Miller Heiman, Inc., Term Loan B, 6.750%, 9/30/2019(c)	8,565,288
1,270,782	SGS Cayman LP, 2014 Term Loan B, 6.000%, 4/23/2021(b)	1,270,782
12,050,000	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(b)	11,693,561
6,223,403	Sterling Infosystems, Inc., Term Loan B, 5.500%, 5/13/2021(c)	6,211,765
11,057,579	STG-Fairway Acquisitions, Inc., Term Loan B, 6.253%, 2/28/2019(c)	11,029,935
5,459,218	Sutherland Global Services, Inc., Term Loan B, 6.000%, 4/23/2021(b)	5,459,218
5,168,048	William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5.250%, 5/06/2021(b)	5,037,244
10,072,000	William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.250%, 5/01/2022(b)	9,769,840

		104,691,820

	Consumer Products — 2.6%
8,003,000	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 7.500%, 7/25/2022(b)	7,942,978
6,732,538	Affinion Group, Inc., Term Loan B, 6.750%, 4/30/2018(b)	6,447,482
3,179,771	FGI Operating Co. LLC, Term Loan, 5.500%, 4/19/2019(b)	3,150,613
9,445,490	NYDJ Apparel LLC, Term Loan, 7.000%, 1/06/2020(b)	8,406,486
5,581,874	Polyconcept Investments BV, USD 1st Lien Term Loan, 6.000%, 6/27/2019(b)	5,540,010
8,633,000	Visant Corp., New Term Loan, 7.000%, 9/23/2021(b)	8,487,361

		39,974,930

	Diversified Manufacturing — 1.1%
11,866,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(b)	11,739,983
5,107,200	Electrical Components International, Inc., 2014 Term Loan B, 5.750%, 5/28/2021(b)	5,158,272

		16,898,255

	Electric — 0.9%
2,925,366	Mirion Technologies, Inc., Term Loan, 5.750%, 3/30/2018(b)	2,925,366
10,624,000	TPF II Power LLC, Term Loan B, 5.500%, 10/02/2021(b)	10,697,093

		13,622,459

	Environmental — 1.4%
9,489,000	Allflex Holdings III, Inc., New 2nd Lien Term Loan, 8.000%, 7/19/2021(b)	9,473,153
8,396,955	EnergySolutions LLC, New Term Loan, 6.750%, 5/29/2020(b)	8,428,444
3,369,000	WTG Holdings III Corp., 2nd Lien Term Loan, 8.500%, 1/15/2022(b)	3,312,839

		21,214,436

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Other — 0.9%
$7,965,803	Eze Castle Software, Inc., New 2nd Lien Term Loan, 7.250%, 4/04/2021(b)	$7,813,099
6,721,155	Institutional Shareholder Services, Inc., Term Loan, 5.000%, 4/30/2021(b)	6,653,943

		14,467,042

	Food & Beverage — 2.3%
550,000	CPM Acquisition Corp., 2nd Lien Term Loan, 10.250%, 3/01/2018(b)	550,000
7,412,000	Del Monte Foods, Inc., 2nd Lien Term Loan, 8.250%, 8/18/2021(b)	6,399,002
3,343,591	Lineage Logistics Holdings LLC, 2014 Term Loan, 4.500%, 4/07/2021(b)	3,296,213
12,724,779	New HB Acquisition LLC, Term Loan, 6.750%, 4/09/2020(b)	12,987,291
8,427,000	Packers Holdings LLC, Term Loan B, 12/02/2021(d)	8,448,067
4,621,158	Reddy Ice Corp., 1st Lien Term Loan, 6.751%, 5/01/2019(c)	4,159,042

		35,839,615

	Gaming — 1.4%
6,488,000	Amaya Holdings BV, 1st Lien Term Loan, 5.000%, 8/01/2021(b)	6,477,879
6,818,467	Amaya Holdings BV, 2nd Lien Term Loan, 8.000%, 8/01/2022(b)	6,937,790
1,600,000	SGMS Escrow Corp., Incremental Term Loan B2, 10/01/2021(d)	1,574,400
6,625,000	SGMS Escrow Corp., Incremental Term Loan B2, 6.000%, 10/01/2021(b)	6,519,000

		21,509,069

	Health Insurance — 0.7%
11,057,000	Sedgwick Claims Management Services, Inc., Incremental 2nd Lien Term Loan, 6.750%, 2/28/2022(b)	10,799,040

	Healthcare — 9.8%
2,457,359	BioScrip, Inc., Delayed Draw Term Loan, 6.500%, 7/31/2020(b)	2,446,620
4,095,598	BioScrip, Inc., Term Loan B, 6.500%, 7/31/2020(b)	4,077,701
5,138,000	CareCore National LLC, Term Loan B, 3/05/2021(d)	5,147,659
6,242,630	CareCore National LLC, Term Loan B, 5.500%, 3/05/2021(b)	6,254,366
7,771,000	CDRH Parent, Inc., New 1st Lien Term Loan, 5.250%, 7/01/2021(b)	7,703,004
5,570,652	CHG Healthcare Services, Inc., 2nd Lien Term Loan, 9.000%, 11/19/2020(b)	5,584,579
5,707,868	CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.250%, 10/04/2019(b)	5,700,733
5,063,000	CT Technologies Intermediate Holdings, Inc., 2014 Term Loan, 12/01/2021(d)	5,037,685
4,406,119	Edmentum, Inc., 2013 Term Loan, 5.500%, 5/17/2018(b)	4,273,935
11,225,570	Envision Acquisition Co. LLC, Term Loan, 5.750%, 11/04/2020(b)	11,225,570
6,052,000	FHC Health Systems, Inc., 2014 Term Loan, 9/30/2021(d)	6,059,565
4,587,856	Herff Jones, Inc., Term Loan B, 5.500%, 6/25/2019(b)	4,570,651
7,506,280	Knowledge Universe Education LLC, Term Loan, 5.250%, 3/18/2021(b)	7,565,730
6,717,165	Learning Care Group (U.S.) No. 2, Inc., New Term Loan, 5.500%, 5/05/2021(b)	6,759,147
8,725,068	McGraw-Hill School Education Holdings LLC, Term Loan B, 6.250%, 12/18/2019(b)	8,703,255
6,069,375	MedSolutions Holdings, Inc., Term Loan B, 7.500%, 7/08/2019(b)	6,039,028
8,495,708	Millennium Laboratories, Inc., Term Loan B, 5.250%, 4/16/2021(b)	8,522,299
4,199,000	NVA Holdings, Inc., 2nd Lien Term Loan, 8.000%, 8/14/2022(b)	4,188,503
2,025,393	PLATO, Inc., 2nd Lien Term Loan, 11.250%, 5/17/2019(b)	1,979,822
850,000	Renaissance Learning, Inc., New 2nd Lien Term Loan, 8.000%, 4/11/2022(b)	824,500
9,373,000	SkillSoft Corp., 2nd Lien Term Loan, 9.250%, 4/28/2022(b)	8,927,782
2,848,000	St. Georges University, New Term Loan, 5.750%, 8/07/2021(b)	2,833,760

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$9,956,283	Steward Health Care System LLC, Term Loan B, 6.750%, 4/12/2020(b)	$9,931,393
8,526,000	Surgery Center Holdings, Inc., New 1st Lien Term Loan, 5.250%, 11/03/2020(b)	8,515,342
9,270,000	Tecomet, Inc., 1st Lien Term Loan, 12/05/2021(d)	8,991,900

		151,864,529

	Independent Energy — 0.9%
5,894,000	Callon Petroleum Co., 2nd Lien Term Loan, 8.500%, 10/08/2021(b)	5,746,650
8,413,000	Magnum Hunter Resources, Inc., 2nd Lien Term Loan, 8.500%, 10/17/2019(b)	8,391,968

		14,138,618

	Industrial Other — 8.2%
1,480,946	API Heat Transfer ThermaSys Corp., Term Loan, 5.257%, 5/03/2019(c)	1,471,690
8,458,354	Aquilex Holdings LLC, New Term Loan, 5.000%, 12/31/2020(c)	8,352,624
10,251,000	Brickman Group Ltd. LLC, 2nd Lien Term Loan, 7.500%, 12/17/2021(b)	10,145,312
7,944,069	Capital Safety North America Holdings, Inc., 2nd Lien Term Loan, 6.500%, 3/28/2022(b)	7,785,187
6,869,000	Crosby U.S. Acquisition Corp., 2nd Lien Term Loan, 7.000%, 11/22/2021(b)	6,662,930
9,928,325	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(b)	9,971,811
5,321,000	Element Materials Technology Group Holding CC1 Ltd., Term Loan B, 5.250%, 8/06/2021(b)	5,281,093
5,200,000	Filtration Group Corp., 2nd Lien Term Loan, 8.250%, 11/21/2021(b)	5,192,200
1,994,987	Hampton Rubber Co., 1st Lien Term Loan, 3/27/2021(d)	1,947,606
3,685,959	Hampton Rubber Co., 1st Lien Term Loan, 5.000%, 3/27/2021(b)	3,598,417
7,481,598	McJunkin Red Man Corp., New Term Loan, 11/08/2019(d)	7,423,167
9,157,734	NES Global Talent Ltd., 1st Lien Term Loan, 6.500%, 10/03/2019(b)	9,066,157
2,801,029	North American Lifting Holdings, Inc., 1st Lien Term Loan, 11/27/2020(d)	2,776,520
6,265,973	North American Lifting Holdings, Inc., 1st Lien Term Loan, 5.500%, 11/27/2020(b)	6,211,146
10,605,544	Nusil Technology LLC, New Term Loan, 5.250%, 4/07/2017(b)	10,502,776
7,680,000	Oxbow Carbon LLC, 2nd Lien Term Loan, 8.000%, 1/17/2020(b)	7,372,800
5,757,493	Redtop Acquisitions Ltd., USD 2nd Lien Term Loan, 8.250%, 6/03/2021(b)	5,764,689
3,861,040	Syncreon Global Finance (U.S.), Inc., Term Loan B, 5.250%, 10/28/2020(b)	3,793,472
6,998,460	Trojan Battery Co. LLC, 2013 Term Loan, 5.750%, 6/11/2021(b)	6,928,475
6,737,000	Zebra Technologies Corp., Term Loan B, 4.750%, 10/27/2021(b)	6,787,527

		127,035,599

	Leisure — 1.4%
8,322,000	AMF Bowling Centers, Inc., Term Loan B, 7.250%, 9/18/2021(b)	8,238,780
5,063,000	Great Wolf Resorts, Inc., Term Loan B, 8/06/2020(d)	5,044,014
7,975,978	World Triathlon Corp., Term Loan, 5.250%, 6/26/2021(b)	7,906,188

		21,188,982

	Lodging — 1.1%
8,485,000	ESH Hospitality, Inc., Term Loan, 5.000%, 6/24/2019(b)	8,538,031
8,709,556	Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/27/2020(b)	8,753,104

		17,291,135

	Media Entertainment — 5.2%
5,033,386	Advanstar Communications, Inc., New 1st Lien Term Loan, 5.500%, 4/29/2019(b)	5,020,802
5,795,000	Advanstar Communications, Inc., New 2nd Lien Term Loan, 9.500%, 6/06/2020(b)	5,823,975

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment —continued
$10,244,000	ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 7/31/2020(b)	$10,039,120
10,093,616	Clear Channel Communications, Inc., Term Loan D, 6.904%, 1/30/2019(b)	9,483,760
5,795,638	Deluxe Entertainment Services Group, Inc., Term Loan 2014, 6.500%, 2/28/2020(b)	5,317,497
1,370,960	Dex Media West LLC, New Term Loan, 8.000%, 12/30/2016(b)	1,221,018
7,588,000	Extreme Reach, Inc., 2nd Lien Term Loan, 10.500%, 1/24/2021(b)	7,606,970
3,392,000	Metro-Goldwyn-Mayer, Inc., 2nd Lien Term Loan, 5.125%, 6/26/2020(b)	3,385,657
5,563,800	Penton Media, Inc., New 1st Lien Term Loan, 5.500%, 10/03/2019(b)	5,553,396
5,456,000	Penton Media, Inc., New 2nd Lien Term Loan, 9.000%, 10/02/2020(b)	5,401,440
7,082,000	ProQuest LLC, New Term Loan B, 10/24/2021(d)	7,105,583
7,623,144	Springer Science+Business Media Deutschland GmbH, USD Term Loan B3, 4.750%, 8/14/2020(b)	7,599,360
7,139,138	YP LLC, USD Term Loan B, 8.000%, 6/04/2018(b)	7,161,484

		80,720,062

	Metals & Mining — 1.1%
10,761,471	Arch Coal, Inc., Term Loan B, 6.250%, 5/16/2018(b)	9,470,094
6,639,550	Bowie Resource Holdings LLC, 1st Lien Term Loan, 6.750%, 8/14/2020(b)	6,639,550
1,175,120	Metal Services LLC, Term Loan B, 6.000%, 6/30/2017(b)	1,168,269

		17,277,913

	Natural Gas — 0.5%
8,602,453	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(b)	8,403,564

	Oil Field Services — 2.0%
4,200,000	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(b)	3,986,514
10,106,670	KCA Deutag U.S. Finance LLC, Term Loan, 6.250%, 5/13/2020(b)	8,994,936
316,667	Pinnacle Holdco S.a.r.l., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	306,904
2,605,387	Pinnacle Holdco S.a.r.l., Term Loan, 4.750%, 7/30/2019(b)	2,540,253
8,344,159	Stallion Oilfield Services Ltd., Term Loan B, 8.000%, 6/19/2018(b)	7,780,928
4,574,584	UTEX Industries, Inc., 1st Lien Term Loan 2014, 5.000%, 5/22/2021(b)	4,505,965
3,501,031	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(b)	3,445,610

		31,561,110

	Other Utility — 0.7%
11,973,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	11,613,810

	Packaging — 1.2%
7,112,000	Hilex Poly Co. LLC, Term Loan, 5.000%, 6/30/2021(b)	7,065,772
7,655,000	Husky Injection Molding Systems Ltd., 2nd Lien Term Loan, 7.250%, 6/30/2022(b)	7,492,331
3,918,000	Pro Mach Group, Inc., 2014 1st Lien Term Loan B, 5.500%, 10/22/2021(b)	3,927,795

		18,485,898

	Pharmaceuticals — 1.1%
6,566,555	eResearchTechnology, Inc., New Term Loan, 6.000%, 5/02/2018(b)	6,558,347
6,074,750	JLL/Delta Dutch Newco BV, USD Term Loan, 4.250%, 3/11/2021(b)	5,932,661
4,252,000	QoL meds LLC, Term Loan B, 5.500%, 7/15/2020(b)	4,230,740

		16,721,748

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Property & Casualty Insurance — 2.3%
$1,535,924	AmWINS Group LLC, New Term Loan, 5.000%, 9/06/2019(b)	$1,537,198
12,559,969	Applied Systems, Inc., New 2nd Lien Term Loan, 7.500%, 1/23/2022(b)	12,544,269
9,625,000	CGSC of Delaware Holding Corp., 2nd Lien Term Loan C, 8.250%, 10/16/2020(b)	8,470,000
2,954,887	Cunningham Lindsey U.S., Inc., 1st Lien Term Loan, 5.000%, 12/10/2019(b)	2,879,183
701,591	Cunningham Lindsey U.S., Inc., 2nd Lien Term Loan, 9.250%, 6/10/2020(b)	684,051
9,375,000	Mitchell International, Inc., New 2nd Lien Term Loan, 8.500%, 10/11/2021(b)	9,360,938

		35,475,639

	Restaurants — 2.3%
589,286	Brasa Holdings, Inc., 2nd Lien Term Loan, 11.000%, 1/20/2020(b)	585,603
5,972,000	Portillo’s Holdings LLC, 1st Lien Term Loan, 4.750%, 8/02/2021(b)	5,945,902
7,679,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 8.000%, 8/01/2022(b)	7,650,204
8,509,000	Red Lobster Management LLC, Term Loan B, 6.250%, 7/28/2021(b)	8,519,636
7,703,055	Sagittarius Restaurants LLC, New Term Loan, 5.536%, 10/01/2018(c)	7,616,396
5,103,000	TMK Hawk Parent Corp., 1st Lien Term Loan, 5.250%, 10/01/2021(b)	5,093,457

		35,411,198

	Retailers — 3.6%
10,503,675	BDF Acquisition Corp., 1st Lien Term Loan, 5.250%, 2/12/2021(b)	10,206,106
7,874,000	BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 3/26/2020(b)	7,879,591
4,361,697	David’s Bridal, Inc., New Term Loan B, 5.000%, 10/11/2019(b)	4,205,417
3,042,000	Mattress Holdings Corp., 2014 Term Loan, 5.250%, 10/20/2021(b)	3,043,916
2,500,000	Neiman Marcus Group, Inc. (The), 2020 Term Loan, 10/25/2020(d)	2,482,950
6,700,000	Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/2020(b)	6,654,306
5,076,884	PFS Holding Corp., 1st Lien Term Loan, 4.500%, 1/31/2021(b)	4,274,736
7,382,183	Sportsman’s Warehouse Holdings, Inc., First Out Term Loan, 7.250%, 8/20/2019(b)	7,382,183
5,009,445	Stuart Weitzman Acquisition Co. LLC, Term Loan, 4.500%, 4/08/2020(b)	4,890,471
997,494	Talbots, Inc. (The), 1st Lien Term Loan, 4.750%, 3/19/2020(b)	968,816
3,407,000	Talbots, Inc. (The), 2nd Lien Term Loan, 8.250%, 3/19/2021(b)	3,338,860

		55,327,352

	Supermarkets — 1.4%
8,400,000	Acosta Holdco, Inc., 2014 Term Loan, 5.000%, 9/26/2021(b)	8,430,156
12,900,000	Albertson’s Holdings LLC, Term Loan B4, 4.500%, 8/25/2021(b)	12,932,250

		21,362,406

	Technology — 8.9%
8,249,545	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(b)	8,043,306
3,561,000	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(b)	3,412,613
9,975,000	Aricent Technologies, 1st Lien Term Loan, 5.500%, 4/14/2021(b)	10,004,127
4,450,000	Blue Coat Systems, Inc., 2nd Lien Term Loan, 9.500%, 6/28/2020(b)	4,444,437
3,979,925	BMC Foreign Holding Co., USD Term Loan, 5.000%, 9/10/2020(b)	3,916,684
6,754,000	BMC Software Finance, Inc., USD Term Loan, 5.000%, 9/10/2020(b)	6,645,463
7,204,840	DataPipe, Inc., 1st Lien Term Loan, 5.250%, 3/15/2019(b)	7,138,772
6,348,627	DataPipe, Inc., 2nd Lien Term Loan, 8.500%, 9/16/2019(b)	6,122,489
6,395,000	Deltek, Inc., 2nd Lien Term Loan, 10.000%, 10/10/2019(b)	6,442,962
3,789,720	Help/Systems LLC, USD Term Loan B, 5.500%, 6/28/2019(b)	3,747,086

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$8,739,955	Internap Network Services Corp., Term Loan, 6.000%, 11/26/2019(b)	$8,761,805
4,191,000	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(b)	3,824,288
7,622,095	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(b)	7,221,935
8,400,000	MA FinanceCo. LLC, Term Loan B, 10/07/2021(d)	8,196,300
5,381,374	MH Sub I LLC, 1st Lien Term Loan, 5.000%, 7/08/2021(b)	5,352,798
4,243,000	MH Sub I LLC, 2nd Lien Term Loan, 8.500%, 7/08/2022(b)	4,136,925
375,616	MH Sub I LLC, Delayed Draw Term Loan, 7/08/2021(d)(e)	373,621
4,223,000	Oberthur Technologies of America Corp., USD Term Loan B2, 4.500%, 10/18/2019(b)	4,153,658
8,119,939	Openlink International Intermediate, Inc., 2017 Term Loan, 6.250%, 10/28/2017(b)	8,079,339
4,100,000	Rocket Software, Inc., 2nd Lien Term Loan, 10.250%, 2/08/2019(b)	4,100,000
28,354	Rocket Software, Inc., New Term Loan, 5.750%, 2/08/2018(b)	28,354
7,029,675	SafeNet, Inc., New 1st Lien Term Loan, 6.750%, 3/05/2020(b)	6,994,527
418,069	Sirius Computer Solutions, Inc., Term Loan B, 7.000%, 11/30/2018(b)	421,205
4,040,000	Telx Group, Inc. (The), 2nd Lien Term Loan, 7.500%, 4/09/2021(b)	3,965,947
3,328,582	Triple Point Technology, Inc., 1st Lien Term Loan, 5.250%, 7/10/2020(b)	3,029,010
10,350,000	Websense, Inc., 2nd Lien Term Loan, 8.250%, 12/24/2020(b)	10,220,625

		138,778,276

	Transportation Services — 2.9%
4,205,460	Alfred Fueling Systems, Inc., 1st Lien Term Loan, 4.750%, 6/20/2021(b)	4,163,405
9,502,078	FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/2019(b)	9,335,792
9,762,364	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	9,756,311
9,183,260	OSG International, Inc., Exit Term Loan B, 5.750%, 8/05/2019(b)	9,137,344
5,356,575	WP Mustang Holdings LLC, 1st Lien Term Loan B, 5.500%, 5/29/2021(b)	5,373,341
7,467,570	YRC Worldwide, Inc., Term Loan, 8.250%, 2/13/2019(b)	7,396,031

		45,162,224

	Wireless — 1.1%
14,192,000	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(b)	14,289,641
3,100,000	Asurion LLC, New Term Loan B1, 5/24/2019(d)	3,085,058

		17,374,699

	Wirelines — 2.7%
3,635,830	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	3,651,755
4,733,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	4,694,568
4,057,542	Level 3 Financing, Inc., Incremental Term Loan B5, 4.500%, 1/31/2022(b)	4,068,944
7,990,473	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(b)	8,070,377
418,969	MegaPath Group, Inc., Term Loan B, 10.500%, 12/20/2017(b)	398,020
10,570,508	Nextgen Networks Pty Ltd., USD Term Loan B, 5.000%, 5/31/2021(b)	10,187,327
3,289,000	Sable International Finance Ltd., Senior Secured Bridge Loan, 11/06/2016(d)	3,280,778
7,295,966	U.S. Telepacific Corp., Term Loan, 11/25/2020(d)	7,241,246

		41,593,015

	Total Senior Loans (Identified Cost $1,412,026,838)	1,396,964,991

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
Bonds and Notes — 11.8%
	Building Materials — 0.4%
$7,340,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	$7,009,700

	Cable Satellite — 0.4%
4,292,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	4,447,585
2,000,000	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 7/15/2019	2,170,000

		6,617,585

	Chemicals — 2.6%
8,430,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	8,451,075
11,660,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	11,018,700
310,000	INEOS Group Holdings S.A., 5.875%, 2/15/2019, 144A	301,475
7,510,000	INEOS Group Holdings S.A., 6.125%, 8/15/2018, 144A	7,388,713
2,297,000	Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 3/01/2018	2,251,060
11,075,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	10,964,250

		40,375,273

	Consumer Cyclical Services — 0.2%
2,454,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	2,515,350

	Consumer Products — 0.7%
8,100,000	Serta Simmons Holdings LLC, 8.125%, 10/01/2020, 144A	8,626,500
3,100,000	Visant Corp., 10.000%, 10/01/2017	2,774,500

		11,401,000

	Electric — 0.6%
8,250,000	Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.750%, 11/01/2019, 144A	8,580,000

	Finance Companies — 0.5%
7,100,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	7,437,250

	Financial Other — 0.2%
3,335,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	3,410,038

	Food & Beverage — 0.5%
4,160,000	Big Heart Pet Brands, Inc., 7.625%, 2/15/2019	4,074,200
3,235,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	3,817,300

		7,891,500

	Healthcare — 0.2%
2,700,000	Emdeon, Inc., 11.000%, 12/31/2019	2,976,750

	Home Construction — 0.8%
8,795,000	K. Hovnanian Enterprises, Inc., 7.000%, 1/15/2019, 144A	8,597,113
3,424,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	3,424,000

		12,021,113

	Independent Energy — 0.7%
2,225,000	Rex Energy Corp., 8.875%, 12/01/2020	2,202,750
8,380,000	Sanchez Energy Corp., 7.750%, 6/15/2021	8,254,300

		10,457,050

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Industrial Other — 0.5%
$8,205,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	$7,794,750

	Metals & Mining — 1.1%
10,025,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	8,621,500
880,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	805,200
5,100,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/2018, 144A	5,253,000
3,000,000	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/2017	3,060,000

		17,739,700

	Oil Field Services — 0.7%
7,535,000	FTS International, Inc., 6.250%, 5/01/2022, 144A	6,178,700
7,490,000	Hercules Offshore, Inc., 10.250%, 4/01/2019, 144A	4,568,900

		10,747,600

	Packaging — 0.3%
4,600,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 6.000%, 6/15/2017, 144A	4,588,500

	Retailers — 0.3%
4,165,000	Petco Animal Supplies, Inc., 9.250%, 12/01/2018, 144A	4,352,425

	Technology — 0.3%
4,347,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	4,260,060

	Wirelines — 0.8%
12,300,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	12,730,500

	Total Bonds and Notes (Identified Cost $189,218,283)	182,906,144

Short-Term Investments — 9.2%
289,700	Repurchase Agreement with State Street Bank and Trust Company, dated 11/28/2014 at 0.000% to be repurchased at $289,700 on 12/01/2014 collateralized by $291,100 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $295,539 including accrued interest (Note 2 of Notes to Financial Statements)	289,700
143,515,253	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/2014 at 0.010% to be repurchased at $143,515,373 on 12/01/2014 collateralized by $143,695,000 U.S. Treasury Note, 1.375% due 11/30/2015 valued at $146,389,281 including accrued interest (Note 2 of Notes to Financial Statements)	143,515,253

	Total Short-Term Investments (Identified Cost $143,804,953)	143,804,953

	Total Investments — 110.9% (Identified Cost $1,745,050,074)(a)	1,723,676,088
	Other assets less liabilities — (10.9)%	(169,001,069)

	Net Assets — 100.0%	$1,554,675,019

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of November 30, 2014

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

(a)	Federal Tax Information:
At November 30, 2014, the net unrealized depreciation on investments based on a cost of $1,746,812,269 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,314,204
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,450,385)

	Net unrealized depreciation	$(23,136,181)

(b)	Variable rate security. Rate as of November 30, 2014 is disclosed.
(c)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2014.
(d)	Position is unsettled. Contract rate was not determined at November 30, 2014 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(e)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the value of Rule 144A holdings amounted to $125,906,399 or 8.1% of net assets.

USD	United States Dollar

Industry Summary at November 30, 2014

Healthcare	10.0%
Technology	9.2
Industrial Other	8.7
Consumer Cyclical Services	6.9
Chemicals	5.7
Media Entertainment	5.2
Building Materials	4.3
Retailers	3.9
Wirelines	3.5
Consumer Products	3.3
Automotive	3.2
Transportation Services	2.9
Food & Beverage	2.8
Oil Field Services	2.7
Property & Casualty Insurance	2.3
Restaurants	2.3
Metals & Mining	2.2
Other Investments, less than 2% each	22.6
Short-Term Investments	9.2

Total Investments	110.9
Other assets less liabilities	(10.9)

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of November 30, 2014

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 94.6% of Net Assets
	Aerospace & Defense — 12.2%
23,075	General Dynamics Corp.	$3,354,182
26,400	Honeywell International, Inc.	2,615,448
9,750	Precision Castparts Corp.	2,319,525

		8,289,155

	Banks — 4.5%
56,675	Wells Fargo & Co.	3,087,654

	Beverages — 3.6%
20,700	Anheuser-Busch InBev, Sponsored ADR	2,421,693

	Consumer Finance — 5.9%
36,475	American Express Co.	3,371,019
8,000	Capital One Financial Corp.	665,600

		4,036,619

	Diversified Financial Services — 3.9%
11,375	CME Group, Inc.	962,780
16,700	Moody’s Corp.	1,686,867

		2,649,647

	Energy Equipment & Services — 3.4%
26,950	Schlumberger Ltd.	2,316,353

	Food & Staples Retailing — 5.0%
50,150	Walgreen Co.	3,440,792

	Health Care Equipment & Supplies — 5.3%
48,725	Medtronic, Inc.	3,599,316

	Health Care Providers & Services — 6.2%
42,850	UnitedHealth Group, Inc.	4,226,295

	Insurance — 4.4%
55,075	American International Group, Inc.	3,018,110

	Internet & Catalog Retail — 4.7%
2,775	Priceline Group, Inc. (The)(b)	3,219,527

	Internet Software & Services — 7.2%
24,000	eBay, Inc.(b)	1,317,120
2,450	Google, Inc., Class A(b)	1,345,246
4,100	Google, Inc., Class C(b)	2,221,503

		4,883,869

	IT Services — 3.9%
30,275	MasterCard, Inc., Class A	2,642,705

	Machinery — 4.3%
20,150	Cummins, Inc.	2,934,243

	Oil, Gas & Consumable Fuels — 2.8%
58,825	Cabot Oil & Gas Corp.	1,943,578

	Pharmaceuticals — 3.7%
27,500	Mallinckrodt PLC(b)	2,536,050

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of November 30, 2014

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 3.5%
25,350	Avago Technologies Ltd.	$2,367,690

	Software — 5.6%
80,025	Microsoft Corp.	3,825,995

	Textiles, Apparel & Luxury Goods — 4.5%
27,600	Fossil Group, Inc.(b)	3,083,472

	Total Common Stocks (Identified Cost $57,619,120)	64,522,763

Principal Amount
Short-Term Investments — 4.3%
$2,955,237	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/2014 at 0.010% to be repurchased at $2,955,239 on 12/01/2014 collateralized by $2,970,000 U.S. Treasury Note, 2.125% due 9/30/2021 valued at $3,018,263 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,955,237)	2,955,237

	Total Investments — 98.9% (Identified Cost $60,574,357)(a)	67,478,000
	Other assets less liabilities — 1.1%	754,031

	Net Assets — 100.0%	$68,232,031

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2014, the net unrealized appreciation on investments based on a cost of $60,646,598 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,186,341
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(354,939)

	Net unrealized appreciation	$6,831,402

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of November 30, 2014

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2014

Aerospace & Defense	12.2%
Internet Software & Services	7.2
Health Care Providers & Services	6.2
Consumer Finance	5.9
Software	5.6
Health Care Equipment & Supplies	5.3
Food & Staples Retailing	5.0
Internet & Catalog Retail	4.7
Banks	4.5
Textiles, Apparel & Luxury Goods	4.5
Insurance	4.4
Machinery	4.3
Diversified Financial Services	3.9
IT Services	3.9
Pharmaceuticals	3.7
Beverages	3.6
Semiconductors & Semiconductor Equipment	3.5
Energy Equipment & Services	3.4
Oil, Gas & Consumable Fuels	2.8
Short-Term Investments	4.3

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities

November 30, 2014

	Gateway International Fund	Loomis Sayles Dividend Income Fund*	Loomis Sayles Emerging Markets Opportunities Fund
ASSETS
Investments at cost	$16,492,529	$28,180,940	$34,257,102
Net unrealized appreciation	2,808,762	3,522,346	497,734

Investments at value	19,301,291	31,703,286	34,754,836
Cash	—	4,503	—
Due from brokers (Note 2)	—	—	530,000
Foreign currency at value (identified cost $50,568, $0 and $35,770, respectively)	50,169	—	35,712
Receivable for Fund shares sold	50,110	27,902	8,064
Receivable from investment adviser (Note 6)	4,271	—	18,617
Receivable for securities sold	69,677	43,193	352,794
Dividends and interest receivable	51,653	242,135	400,740
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	22,159
Tax reclaims receivable	30,701	1,766	—
Fees receivable on swap agreements (Note 2)	—	—	8,993

TOTAL ASSETS	19,557,872	32,022,785	36,131,915

LIABILITIES
Options written, at value (premiums received $169,256, $4,627 and $0, respectively) (Note 2)	139,507	7,838	—
Payable for securities purchased	12,031	95,606	519,867
Unrealized depreciation on bilateral swap agreements (Note 2)	—	—	21,632
Payable for Fund shares redeemed	51,915	250	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	7,690
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	—	—	345,818
Payable for variation margin on futures contracts (Note 2)	—	—	1,525
Management fees payable (Note 6)	—	6,224	—
Deferred Trustees’ fees (Note 6)	24,426	26,060	9,067
Administrative fees payable (Note 6)	674	1,106	1,231
Payable to distributor (Note 6d)	73	957	587
Other accounts payable and accrued expenses	70,804	54,587	86,227

TOTAL LIABILITIES	299,430	192,628	993,644

NET ASSETS	$19,258,442	$31,830,157	$35,138,271

NET ASSETS CONSIST OF:
Paid-in capital	$19,854,411	$25,496,199	$34,441,446
Undistributed net investment income	533,347	118,390	4,977
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap agreements and foreign currency transactions	(3,963,836)	2,696,658	174,734
Net unrealized appreciation on investments, futures contracts, options written, swap agreements and foreign currency translations	2,834,520	3,518,910	517,114

NET ASSETS	$19,258,442	$31,830,157	$35,138,271

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

November 30, 2014

	Gateway International Fund	Loomis Sayles Dividend Income Fund*	Loomis Sayles Emerging Markets Opportunities Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$7,716,829	$7,569,401	$6,891,987

Shares of beneficial interest	800,414	581,377	668,901

Net asset value and redemption price per share	$9.64	$13.02	$10.30

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.23	$13.81	$10.79

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$6,541,889	$1,716,222	$32,692

Shares of beneficial interest	688,977	132,252	3,181

Net asset value and offering price per share	$9.50	$12.98	$10.28

Class N shares:
Net assets	$—	$—	$1,063

Shares of beneficial interest	—	—	103

Net asset value, offering and redemption price per share	$—	$—	$10.30	**

Class Y shares:
Net assets	$4,999,724	$22,544,534	$28,212,529

Shares of beneficial interest	515,564	1,730,395	2,739,322

Net asset value, offering and redemption price per share	$9.70	$13.03	$10.30

*	Formerly Loomis Sayles Capital Income Fund.
**	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities (continued)

November 30, 2014

	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$1,745,050,074	$60,574,357
Net unrealized appreciation (depreciation)	(21,373,986)	6,903,643

Investments at value	1,723,676,088	67,478,000
Cash	—	16,358
Receivable for Fund shares sold	3,839,969	759,828
Receivable for securities sold	8,482,898	—
Dividends and interest receivable	14,454,266	86,917
Tax reclaims receivable	—	4,707

TOTAL ASSETS	1,750,453,221	68,345,810

LIABILITIES
Payable for securities purchased	92,495,050	—
Loan payable (Note 8)	100,000,000	—
Payable for Fund shares redeemed	1,338,761	—
Management fees payable (Note 6)	681,274	38,343
Deferred Trustees’ fees (Note 6)	48,464	22,572
Administrative fees payable (Note 6)	53,814	2,185
Payable to distributor (Note 6d)	8,323	345
Other accounts payable and accrued expenses	1,152,516	50,334

TOTAL LIABILITIES	195,778,202	113,779

NET ASSETS	$1,554,675,019	$68,232,031

NET ASSETS CONSIST OF:
Paid-in capital	$1,579,719,394	$59,321,603
Undistributed (Distributions in excess of) net investment income	2,301,153	(2,012)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,971,542)	2,008,797
Net unrealized appreciation (depreciation) on investments	(21,373,986)	6,903,643

NET ASSETS	$1,554,675,019	$68,232,031

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$317,293,352	$11,182,112

Shares of beneficial interest	30,501,085	756,463

Net asset value and redemption price per share	$10.40	$14.78

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.78	$15.68

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$215,188,782	$2,954,941

Shares of beneficial interest	20,740,212	203,546

Net asset value and offering price per share	$10.38	$14.52

Class Y shares:
Net assets	$1,022,192,885	$54,094,978

Shares of beneficial interest	98,216,458	3,647,065

Net asset value, offering and redemption price per share	$10.41	$14.83

See accompanying notes to financial statements.

57  |

Statements of Operations

For the Year Ended November 30, 2014

	Gateway International Fund	Loomis Sayles Dividend Income Fund*	Loomis Sayles Emerging Markets Opportunities Fund(a)
INVESTMENT INCOME
Interest	$9	$247,896	$1,204,513
Dividends	989,491 (b)	969,180 (b)	17,596
Less net foreign taxes withheld	(57,572)	(4,486)	(7,601)

	931,928	1,212,590	1,214,508

Expenses
Management fees (Note 6)	178,175	135,460	187,488
Service and distribution fees (Note 6)	88,253	39,422	8,293
Administrative fees (Note 6)	10,313	9,782	10,785
Trustees’ fees and expenses (Note 6)	18,150	18,190	15,597
Transfer agent fees and expenses (Notes 6 and 7)	15,481	13,223	6,363
Audit and tax services fees	45,024	51,361	53,766
Custodian fees and expenses	74,113	18,791	24,933
Interest expense (Note 9)	1,588	—	—
Legal fees	191	188	226
Registration fees	63,503	51,847	54,387
Shareholder reporting expenses	13,276	5,739	2,672
Miscellaneous expenses	24,025	15,223	10,252

Total expenses	532,092	359,226	374,762
Less waiver and/or expense reimbursement (Note 6)	(181,951)	(105,069)	(116,385)

Net expenses	350,141	254,157	258,377

Net investment income	581,787	958,433	956,131

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	696,511	2,612,796	(15,298)
Futures contracts	—	—	127,301
Options written	214,924	19,065	1,203
Swap agreements	—	—	25,966
Foreign currency transactions	(22,518)	(355)	7,955
Increase from payments by affiliates (Note 6)	10,567	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(2,429,423)	(507,584)	497,734
Futures contracts	—	—	17,610
Options written	44,325	(3,282)	—
Swap agreements	—	—	(12,639)
Foreign currency translations	(3,715)	(217)	14,409

Net realized and unrealized gain (loss) on investments, futures contracts, options written, swap agreements and foreign currency transactions	(1,489,329)	2,120,423	664,241

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(907,542)	$3,078,856	$1,620,372

*	Formerly Loomis Sayles Capital Income Fund.
(a)	From commencement of operations on February 10, 2014 through November 30, 2014.
(b)	Includes non-recurring dividends of $226,122 and $348,055 for Gateway International Fund and Loomis Sayles Dividend Income Fund, respectively.

See accompanying notes to financial statements.

|  58

Statements of Operations (continued)

For the Year Ended November 30, 2014

	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
INVESTMENT INCOME
Interest	$101,396,209	$37
Dividends	41,201	554,163
Less net foreign taxes withheld	—	(7,794)

	101,437,410	546,406

Expenses
Management fees (Note 6)	9,551,870	353,995
Service and distribution fees (Note 6)	3,098,662	55,799
Administrative fees (Note 6)	664,824	18,004
Trustees’ fees and expenses (Note 6)	41,536	18,273
Transfer agent fees and expenses (Notes 6 and 7)	952,175	23,216
Audit and tax services fees	87,483	41,187
Custodian fees and expenses	399,857	16,048
Interest expense (Note 9)	734,557	—
Legal fees	49,334	352
Registration fees	301,486	70,578
Shareholder reporting expenses	109,670	5,443
Miscellaneous expenses	439,818	13,798

Total expenses	16,431,272	616,693
Less waiver and/or expense reimbursement (Note 6)	(240,976)	(81,811)

Net expenses	16,190,296	534,882

Net investment income	85,247,114	11,524

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,394,499	2,046,942
Foreign currency transactions	(614)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(23,608,611)	3,930,789

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(22,214,726)	5,977,731

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,032,388	$5,989,255

See accompanying notes to financial statements.

59  |

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|  60

Statements of Changes in Net Assets

	Gateway International Fund		Loomis Sayles Dividend Income Fund*
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013
FROM OPERATIONS:
Net investment income	$581,787	$551,088	$958,433	$640,577
Net realized gain (loss) on investments, futures contracts, options written, swap agreements, foreign currency transactions and increase from payments by affiliates	899,484	(3,931,470)	2,631,506	1,497,188
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	(2,388,813)	4,399,596	(511,083)	3,189,039

Net increase (decrease) in net assets resulting from operations	(907,542)	1,019,214	3,078,856	5,326,804

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(135,604)	(108,375)	(247,108)	(113,164)
Class C	(64,479)	(7,312)	(76,058)	(21,251)
Class N	—	—	—	—
Class Y	(289,639)	(434,389)	(548,134)	(534,440)
Net realized capital gains
Class A	—	—	(353,619)	(5,207)
Class C	—	—	(321,318)	(154)
Class Y	—	—	(836,248)	(33,113)

Total distributions	(489,722)	(550,076)	(2,382,485)	(707,329)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(12,053,310)	5,079,814	5,978,520	838,563

Net increase (decrease) in net assets	(13,450,574)	5,548,952	6,674,891	5,458,038
NET ASSETS
Beginning of the year	32,709,016	27,160,064	25,155,266	19,697,228

End of the year	$19,258,442	$32,709,016	$31,830,157	$25,155,266

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$533,347	$463,056	$118,390	$93,450

*	Formerly Loomis Sayles Capital Income Fund.
(a)	From commencement of operations on February 10, 2014 through November 30, 2014.

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

Loomis Sayles Emerging Markets Opportunities Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund		Vaughan Nelson Select Fund
Period Ended November 30, 2014(a)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

$956,131	$85,247,114	$38,680,385	$11,524	$41,412

147,127	1,393,885	(668,614)	2,046,942	2,579,520

517,114	(23,608,611)	1,120,957	3,930,789	2,884,801

1,620,372	63,032,388	39,132,728	5,989,255	5,505,733

(113,919)	(22,500,486)	(13,740,965)	(6,348)	—
(331)	(10,332,889)	(4,935,510)	—	—
(32)	—	—	—	—
(825,391)	(55,152,730)	(22,397,382)	(27,302)	(22,881)

—	—	(526,071)	(964,875)	(23,743)
—	—	(134,855)	(118,489)	(3,873)
—	—	(272,651)	(1,439,450)	(236,379)

(939,673)	(87,986,105)	(42,007,434)	(2,556,464)	(286,876)

34,457,572	206,911,045	1,225,901,010	40,001,524	11,883,129

35,138,271	181,957,328	1,223,026,304	43,434,315	17,101,986

—	1,372,717,691	149,691,387	24,797,716	7,695,730

$35,138,271	$1,554,675,019	$1,372,717,691	$68,232,031	$24,797,716

$4,977	$2,301,153	$674,221	$(2,012)	$21,434

See accompanying notes to financial statements.

|  62

Financial Highlights

For a share outstanding throughout each period.

	Gateway International Fund—Class A
	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$10.01		$9.92	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	(b)	0.17	0.09
Net realized and unrealized gain (loss)	(0.48)		0.11	(0.17)

Total from Investment Operations	(0.23)		0.28	(0.08)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.19)	—
Net realized capital gains	—		—	—

Total Distributions	(0.14)		(0.19)	—

Net asset value, end of the period	$9.64		$10.01	$9.92

Total return(c)(d)	(2.24	)%(b)	2.85%	(0.80)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,717		$9,276	$5,632
Net expenses(f)	1.35	%(h)	1.35%	1.35	%(g)
Gross expenses	2.16	%(e)	2.17%	2.36	%(g)
Net investment income	2.56	%(b)	1.72%	1.37	%(g)
Portfolio turnover rate	35%		29%	20%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.18, total return would have been (2.95)% and the ratio of net investment income to average net assets would have been 1.84%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	Includes interest expense of 0.01%. Without this expense the ratio of gross expenses would have been 2.15%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s interest expense during the period. Without this reimbursement, expense would have been higher.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway International Fund—Class C
	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$9.91		$9.88	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	(b)	0.08	0.05
Net realized and unrealized gain (loss)	(0.46)		0.13	(0.17)

Total from Investment Operations	(0.30)		0.21	(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)		(0.18)	—
Net realized capital gains	—		—	—

Total Distributions	(0.11)		(0.18)	—

Net asset value, end of the period	$9.50		$9.91	$9.88

Total return(c)(d)	(3.03	)%(b)	2.13%	(1.20)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,542		$4,935	$241
Net expenses(e)	2.10	%(h)	2.10%	2.10	%(g)
Gross expenses	2.91	%(f)	2.78%	3.13	%(g)
Net investment income	1.64	%(b)	0.85%	0.73	%(g)
Portfolio turnover rate	35%		29%	20%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.10, total return would have been (3.75)% and the ratio of net investment income to average net assets would have been 1.01%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.01%. Without this expense the ratio of gross expenses would have been 2.90%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s interest expense during the period. Without this reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway International Fund—Class Y
	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$10.04		$9.94	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	(b)	0.19	0.18
Net realized and unrealized gain (loss)	(0.47)		0.11	(0.24)

Total from Investment Operations	(0.18)		0.30	(0.06)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.20)	—
Net realized capital gains	—		—	—

Total Distributions	(0.16)		(0.20)	—

Net asset value, end of the period	$9.70		$10.04	$9.94

Total return(c)	(1.86	)%(b)	3.08%	(0.60)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,000		$18,497	$21,287
Net expenses(d)	1.10	%(g)	1.10%	1.10	%(f)
Gross expenses	1.78	%(e)	1.93%	2.36	%(f)
Net investment income	2.98	%(b)	1.96%	2.76	%(f)
Portfolio turnover rate	35%		29%	20%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.15, total return would have been (2.46)% and the ratio of net investment income to average net assets would have been 1.49%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of less than 0.01%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s interest expense during the period. Without this reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund*—Class A
	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012**
Net asset value, beginning of the period	$12.87		$10.43	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.51	(b)	0.32	0.25	(c)
Net realized and unrealized gain (loss)	0.91		2.47	0.34

Total from Investment Operations	1.42		2.79	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)		(0.33)	(0.16)
Net realized capital gains	(0.77)		(0.02)	—

Total Distributions	(1.27)		(0.35)	(0.16)

Net asset value, end of the period	$13.02		$12.87	$10.43

Total return(d)(e)	11.95	%(b)	27.35%	6.01	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,569		$5,978	$2,691
Net expenses(f)	1.20%		1.20%	1.20	%(g)
Gross expenses	1.67%		1.55%	1.74	%(g)
Net investment income	4.03	%(b)	2.70%	3.67	%(c)(g)
Portfolio turnover rate	65%		45%	14%

*	Formerly Loomis Sayles Capital Income Fund.
**	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.33, total return would have been 10.53% and the ratio of net investment income to average net assets would have been 2.63%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, total return would have been 5.71% and the ratio of net investment income to average net assets would have been 3.31%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund*—Class C
	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012**
Net asset value, beginning of the period	$12.81		$10.42	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	(b)	0.25	0.20	(c)
Net realized and unrealized gain (loss)	0.89		2.45	0.34

Total from Investment Operations	1.33		2.70	0.54

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)		(0.29)	(0.12)
Net realized capital gains	(0.77)		(0.02)	—

Total Distributions	(1.16)		(0.31)	(0.12)

Net asset value, end of the period	$12.98		$12.81	$10.42

Total return(d)(e)	11.14	%(b)	26.40%	5.44	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,716		$5,260	$61
Net expenses(f)	1.95%		1.95%	1.95	%(g)
Gross expenses	2.42%		2.21%	2.53	%(g)
Net investment income	3.54	%(b)	2.03%	3.01	%(c)(g)
Portfolio turnover rate	65%		45%	14%

*	Formerly Loomis Sayles Capital Income Fund.
**	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.21, total return would have been 9.71% and the ratio of net investment income to average net assets would have been 1.70%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 5.14% and the ratio of net investment income to average net assets would have been 2.53%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund*—Class Y
	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012**
Net asset value, beginning of the period	$12.88		$10.44	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	(b)	0.35	0.26	(c)
Net realized and unrealized gain (loss)	0.90		2.47	0.35

Total from Investment Operations	1.46		2.82	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)		(0.36)	(0.17)
Net realized capital gains	(0.77)		(0.02)	—

Total Distributions	(1.31)		(0.38)	(0.17)

Net asset value, end of the period	$13.03		$12.88	$10.44

Total return(d)	12.22	%(b)	27.63%	6.19	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,545		$13,917	$16,945
Net expenses(e)	0.95%		0.95%	0.95	%(f)
Gross expenses	1.41%		1.34%	1.53	%(f)
Net investment income	4.46	%(b)	2.97%	3.88	%(c)(f)
Portfolio turnover rate	65%		45%	14%

*	Formerly Loomis Sayles Capital Income Fund.
**	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.37, total return would have been 10.80% and the ratio of net investment income to average net assets would have been 2.91%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, total return would have been 5.89%, and the ratio of net investment income to average net assets would have been 3.45%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Emerging Markets Opportunities Fund—Class A
Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29
Net realized and unrealized gain (loss)	0.31

Total from Investment Operations	0.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)
Net realized capital gains	—

Total Distributions	(0.30)

Net asset value, end of the period	$10.30

Total return(b)(c)	6.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,892
Net expenses(d)(e)	1.25%
Gross expenses(e)	1.72%
Net investment income(e)	3.52%
Portfolio turnover rate	58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Emerging Markets Opportunities Fund—Class C
Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23
Net realized and unrealized gain (loss)	0.29

Total from Investment Operations	0.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)
Net realized capital gains	—

Total Distributions	(0.24)

Net asset value, end of the period	$10.28

Total return(b)(c)	5.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33
Net expenses(d)(e)	2.00%
Gross expenses(e)	2.46%
Net investment income(e)	2.82%
Portfolio turnover rate	58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Emerging Markets Opportunities Fund—Class N
Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33
Net realized and unrealized gain (loss)	0.28

Total from Investment Operations	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)
Net realized capital gains	—

Total Distributions	(0.31)

Net asset value, end of the period	$10.30

Total return(b)	6.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(c)(d)	0.95%
Gross expenses(d)	8.10%
Net investment income(d)	3.97%
Portfolio turnover rate	58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Emerging Markets Opportunities Fund—Class Y
Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32
Net realized and unrealized gain (loss)	0.29

Total from Investment Operations	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)
Net realized capital gains	—

Total Distributions	(0.31)

Net asset value, end of the period	$10.30

Total return(b)	6.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$28,213
Net expenses(c)(d)	1.00%
Gross expenses(d)	1.47%
Net investment income(d)	3.87%
Portfolio turnover rate	58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class A
	Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012		Period Ended November 30, 2011*
Net asset value, beginning of the period	$10.56		$10.56		$10.02		$9.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58		0.56		0.68		0.12
Net realized and unrealized gain (loss)	(0.14)		0.10		0.49		0.17

Total from Investment Operations	0.44		0.66		1.17		0.29

LESS DISTRIBUTIONS FROM:
Net investment income	(0.60)		(0.60)		(0.61)		(0.10)
Net realized capital gains	—		(0.06)		(0.02)		—

Total Distributions	(0.60)		(0.66)		(0.63)		(0.10)

Net asset value, end of the period	$10.40		$10.56		$10.56		$10.02

Total return(b)	4.22	%(c)	6.43%		12.02	%(c)	3.00	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$317,293		$421,127		$80,141		$252
Net expenses	1.10	%(d)(f)	1.10	%(e)	1.10	%(f)	1.10	%(f)(g)
Gross expenses	1.11	%(d)	1.10	%(e)	1.48%		7.66	%(g)
Net investment income	5.48%		5.30%		6.46%		7.00	%(g)
Portfolio turnover rate	107%		82%		90%		17%

*	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class C
	Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012		Period Ended November 30, 2011*
Net asset value, beginning of the period	$10.53		$10.54		$10.02		$9.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50		0.48		0.60		0.09
Net realized and unrealized gain (loss)	(0.13)		0.10		0.49		0.19

Total from Investment Operations	0.37		0.58		1.09		0.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)		(0.53)		(0.55)		(0.09)
Net realized capital gains	—		(0.06)		(0.02)		—

Total Distributions	(0.52)		(0.59)		(0.57)		(0.09)

Net asset value, end of the period	$10.38		$10.53		$10.54		$10.02

Total return(c)	3.47	%(b)	5.70%		11.18	%(b)	2.87	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$215,189		$190,618		$22,655		$1
Net expenses	1.85	%(d)(f)	1.85	%(e)	1.85	%(f)	1.85	%(f)(g)
Gross expenses	1.87	%(d)	1.85	%(e)	2.26%		5.00	%(g)
Net investment income	4.77%		4.56%		5.75%		5.50	%(g)
Portfolio turnover rate	107%		82%		90%		17%

*	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.82%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class Y
	Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012		Period Ended November 30, 2011*
Net asset value, beginning of the period	$10.56		$10.57		$10.02		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61		0.59		0.79		0.11
Net realized and unrealized gain (loss)	(0.13)		0.09		0.41		0.02

Total from Investment Operations	0.48		0.68		1.20		0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.63)		(0.63)		(0.63)		(0.11)
Net realized capital gains	—		(0.06)		(0.02)		—

Total Distributions	(0.63)		(0.69)		(0.65)		(0.11)

Net asset value, end of the period	$10.41		$10.56		$10.57		$10.02

Total return	4.49	%(b)	6.68%		12.33	%(b)	1.29	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,022,193		$760,972		$46,895		$40,636
Net expenses	0.85	%(d)(f)	0.85	%(e)	0.85	%(d)	1.01	%(d)(g)(h)
Gross expenses	0.87	%(f)	0.85	%(e)	1.37%		3.60	%(h)
Net investment income	5.76%		5.55%		7.57%		5.17	%(h)
Portfolio turnover rate	107%		82%		90%		17%

*	From commencement of operations on September 16, 2011 through November 30, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	For the period September 30, 2011 (the date Class Y shares were first registered under the Securities Act of 1933) through November 30, 2011, the total return for Class Y shares was 3.04%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.02%.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.82%.
(g)	Prior to September 30, 2011, there was no expense limitation agreement in place for Class Y.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class A
	Year Ended November 30, 2014	Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.22	$10.50		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.01	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	2.01	3.94		0.50

Total from Investment Operations	2.00	3.95		0.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—		—
Net realized capital gains	(1.43)	(0.23)		—

Total Distributions	(1.44)	(0.23)		—

Net asset value, end of the period	$14.78	$14.22		$10.50

Total return(d)(e)	15.31%	38.44	%(b)	5.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,182	$9,468		$777
Net expenses(f)	1.40%	1.40%		1.40	%(g)
Gross expenses	1.62%	1.96%		3.36	%(g)
Net investment income (loss)	(0.08)%	0.05	%(b)	(0.11	)%(g)
Portfolio turnover rate	64%	112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been 38.24%, and the ratio of net investment loss to average net assets would have been (0.07)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class C
	Year Ended November 30, 2014	Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.07	$10.47		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)	(0.08	)(b)	(0.03)
Net realized and unrealized gain (loss)	1.99	3.91		0.50

Total from Investment Operations	1.88	3.83		0.47

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—
Net realized capital gains	(1.43)	(0.23)		—

Total Distributions	(1.43)	(0.23)		—

Net asset value, end of the period	$14.52	$14.07		$10.47

Total return(c)(d)	14.54%	37.38	%(b)	4.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,955	$1,118		$159
Net expenses(e)	2.15%	2.15%		2.15	%(f)
Gross expenses	2.35%	2.76%		4.48	%(f)
Net investment loss	(0.84)%	(0.62	)%(b)	(0.78	)%(f)
Portfolio turnover rate	64%	112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 37.28%, and the ratio of net investment loss to average net assets would have been (0.75)%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class Y
	Year Ended November 30, 2014	Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.24	$10.51		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	0.04	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	2.03	3.94		0.51

Total from Investment Operations	2.05	3.98		0.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.02)		—
Net realized capital gains	(1.43)	(0.23)		—

Total Distributions	(1.46)	(0.25)		—

Net asset value, end of the period	$14.83	$14.24		$10.51

Total return(d)	15.66%	38.80	%(b)	5.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$54,095	$14,211		$6,759
Net expenses(e)	1.15%	1.15%		1.15	%(f)
Gross expenses	1.33%	1.80%		3.46	%(f)
Net investment income (loss)	0.16%	0.33	%(b)	(0.10	)%(f)
Portfolio turnover rate	64%	112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02, total return would have been 38.61%, and the ratio of net investment income to average net assets would have been 0.15%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

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1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway International Fund

Natixis Funds Trust II:

Loomis Sayles Dividend Income Fund (formerly Loomis Sayles Capital Income Fund) (the “Dividend Income Fund”)

Loomis Sayles Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”)

Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Senior Floating Rate and Fixed Income Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

The Emerging Markets Opportunities Fund commenced operations on February 10, 2014 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) of $25,003,000.

Dividend Income Fund and Gateway International Fund are each a diversified investment company, while Emerging Markets Opportunities Fund, Senior Floating Rate and Fixed Income Fund and Select Fund are each a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. In addition, Emerging Markets Opportunities Fund offers Class N shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway International Fund, Dividend Income Fund and Select Fund, 4.50% for Emerging Markets Opportunities Fund and 3.50% for Senior Floating Rate and Fixed Income Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

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Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Emerging Markets Opportunities Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from

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broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Over-the-counter (“OTC”) options on exchange-traded funds (“ETFs”) are valued at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Options on ETFs not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of November 30, 2014, approximately 97% of the market value of Gateway International Fund’s investments and approximately 2% of the market value of Emerging Markets Opportunities Fund’s investments were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

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b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or

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losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.   Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

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When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swap Agreements.  Certain Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling

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protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

h.  Due from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. Due from brokers’ balance in the Statements of Assets and Liabilities for Emerging Markets Opportunities Fund represents cash pledged as collateral for options, forward foreign currency contracts and bilateral swap agreements and as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

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companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, return of capital and capital gain distributions received, deferred Trustees’ fees, contingent payment debt instruments, non-deductible expenses, passive foreign investment company adjustments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales,

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premium amortization, contingent payment debt instruments, futures and forward foreign currency contracts mark-to-market, return of capital distributions received and partnership basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2014 and 2013 were as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway International Fund	$489,722	$—	$489,722	$550,076	$—	$550,076
Dividend Income Fund	1,601,456	781,029	2,382,485	698,276	9,053	707,329
Emerging Markets Opportunities Fund	939,673	—	939,673	—	—	—
Senior Floating Rate and Fixed Income Fund	87,986,105	—	87,986,105	42,007,434	—	42,007,434
Select Fund	2,243,055	313,409	2,556,464	286,876	—	286,876

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Gateway International Fund	Dividend Income Fund	Emerging Markets Opportunities Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Undistributed ordinary income	$557,773	$796,462	$217,150	$2,351,692	$689,013
Undistributed long-term capital gains	—	2,082,756	86,947	—	1,412,586

Total undistributed earnings	557,773	2,879,218	304,097	2,351,692	2,101,599

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	Gateway International Fund	Dividend Income Fund	Emerging Markets Opportunities Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Capital loss carryforward:	$—	$—	$—	$—	$—
Short-term:
No expiration date	(3,900,053)*	—	—	(2,266,544)	—
Long-term:
No expiration date	—	—	—	(1,942,803)	—

Total capital loss carryforward	(3,900,053)	—	—	(4,209,347)	—

Unrealized appreciation (depreciation)	2,770,737	3,480,800	401,795	(23,136,181)	6,831,402

Total accumulated earnings (losses)	$(571,543)	$6,360,018	$705,892	$(24,993,836)	$8,933,001

Capital loss carryforward utilized in the current year	$946,017	$—	$—	$—	$—

*	Of the $3,900,053 capital loss carry forward (“CLCO”) for the Gateway International Fund, $1,137,699 is unrestricted and can be utilized to offset net realized capital gains in future fiscal years. Utilization of the remaining portion of the CLCO ($2,762,354) is subject to an annual limitation of $1,187,217, pursuant to Section 382 of the Internal Revenue Code.

k.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of November 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The

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Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2014, at value:

Gateway International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$93,523	$1,361,071	$—	$1,454,594
All Other Common Stocks(a)	—	17,316,632	—	17,316,632

Total Common Stocks	93,523	18,677,703	—	18,771,226

Purchased Options	42,183	—	—	42,183
Short-Term Investments	—	487,882	—	487,882

Total	$135,706	$19,165,585	$—	$19,301,291

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(139,507)	$—	$(139,507)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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A common stock valued at $84,562 was transferred from Level 1 to Level 2 during the period ended November 30, 2014. At November 30, 2013, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At November 30, 2014, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

A common stock valued at $129,661 was transferred from Level 2 to Level 1 during the period ended November 30, 2014. At November 30, 2013, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security. At November 30, 2014, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Dividend Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$25,429,975	$—	$—	$25,429,975
Bonds and Notes(a)	—	4,338,383	—	4,338,383
Preferred Stocks(a)	284,519	—	—	284,519
Short-Term Investments	—	1,650,409	—	1,650,409

Total	$25,714,494	$5,988,792	$—	$31,703,286

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(7,838)	$—	$—	$(7,838)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2014, there were no transfers among Levels 1, 2 and 3.

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Emerging Markets Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$30,465,669	$—	$30,465,669
Senior Loans(a)	—	199,475	—	199,475
Common Stocks
Cambodia	—	167,825	—	167,825
Indonesia	—	367,686	—	367,686
All Other Common Stocks(a)	277,126	—	—	277,126

Total Common Stocks	277,126	535,511	—	812,637

Exchange Traded Funds(a)	754,725	—	—	754,725
Purchased Options(a)	—	431	—	431
Short-Term Investments	—	2,521,899	—	2,521,899

Total Investments	1,031,851	33,722,985	—	34,754,836

Forward Foreign Currency Contracts (unrealized appreciation)	—	22,159	—	22,159
Futures Contracts (unrealized appreciation)	21,899	—	—	21,899

Total	$1,053,750	$33,745,144	$—	$34,798,894

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bilateral Credit Default Swap Agreements (unrealized depreciation)	$—	$(21,632)	$—	$(21,632)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(7,690)	—	(7,690)
Futures Contracts (unrealized depreciation)	(4,289)	—	—	(4,289)

Total	$(4,289)	$(29,322)	$—	$(33,611)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended November 30, 2014, there were no transfers among Levels 1, 2 and 3.

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November 30, 2014

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$1,396,964,991	$—	$1,396,964,991
Bonds and Notes(a)	—	182,906,144	—	182,906,144
Short-Term Investments	—	143,804,953	—	143,804,953

Total	$—	$1,723,676,088	$—	$1,723,676,088

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2014, there were no transfers among Levels 1, 2 and 3.

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$64,522,763	$—	$—	$64,522,763
Short-Term Investments	—	2,955,237	—	2,955,237

Total	$64,522,763	$2,955,237	$—	$67,478,000

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2014, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of November 30, 2013 and/or November 30, 2014:

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Senior Loans Restaurants	$6,580,930	$—	$—	$15,548	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2014
Senior Loans Restaurants	$—	$—	$(6,596,478)	$—	$—

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4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Gateway International Fund, Dividend Income Fund and Emerging Markets Opportunities Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

Gateway International Fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks of non-U.S. companies, including, but not limited to, Australia, the United Kingdom, the Euro Zone, Hong Kong, Japan and Switzerland, while also writing call options and buying put options on one or more non-U.S. equity indices, including options on ETFs that seek to replicate the performance of such indices. Writing call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. Buying put options can protect the Fund from a significant market decline that may occur over a short period of time. The value of a put option generally increases as stock prices (and the value of the index or ETF) decrease and decreases as those stocks (and the index or ETF) increase in price. The Fund typically sells call options and buys put options on market indices or index-tracking ETFs that represent a significant portion of the capitalization in each of the markets in international developed equity markets. The combination of the diversified stock portfolio, the steady cash flow from writing call options and the downside protection from purchased put options is intended to provide the Fund with the majority of the returns associated with international developed equity market investments while exposing investors to less risk than other such investments. During the year ended November 30, 2014, the Fund used written call options and purchased put options in accordance with this objective.

Dividend Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options, written call options and written put options for investment purposes. During the year ended November 30, 2014, the Fund engaged in written call option transactions for hedging purposes and written put and purchased call option transactions for investment purposes.

Emerging Markets Opportunities Fund seeks to provide high total investment return through a combination of high current income and capital appreciation. The Fund pursues its objective by generally obtaining its long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives, including forward foreign currency contracts, futures contracts,

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option contracts and swap agreements. During the period ended November 30, 2014, the Fund used forward foreign currency contracts, futures contracts, option contracts and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Emerging Markets Opportunities Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds they hold without having to sell the bonds. During the period ended November 30, 2014, the Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

Emerging Markets Opportunities Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended November 30, 2014, the Fund engaged in futures contracts to manage duration.

The following is a summary of derivative instruments for Gateway International Fund as of November 30, 2014, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at value[1]
Exchange traded/cleared asset derivatives
Equity contracts	$42,183

Liabilities	Options written at value
Over-the-counter liability derivatives
Equity contracts	$(139,507)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway International Fund during the year ended November 30, 2014, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(479,823)	$214,924

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$23,470	$44,325

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

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Notes to Financial Statements (continued)

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The following is a summary of derivative instruments for Dividend Income Fund as of November 30, 2014, as reflected within the Statement of Assets and Liabilities:

Liabilities	Options written at value
Exchange traded/cleared liability derivatives
Equity contracts	$(7,838)

Transactions in derivative instruments for Dividend Income Fund during the year ended November 30, 2014, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$1,507	$19,065

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$—	$(3,282)

[2]	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Emerging Markets Opportunities Fund as of November 30, 2014, as reflected within the Statement of Assets and Liabilities:

	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap Agreements at value[3]	Total
Assets
Over-the-counter asset derivatives
Foreign exchange contracts	$431	$22,159	$—	$—	$22,590
Exchange traded/cleared asset derivatives
Interest rate contracts	—	—	21,899	—	21,899

Total asset derivatives	$431	$22,159	$21,899	$—	$44,489

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Notes to Financial Statements (continued)

November 30, 2014

	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Liabilities
Over-the-counter liability derivatives
Credit contracts	$—	$—	$(367,450)	$(367,450)
Foreign exchange contracts	(7,690)	—	—	(7,690)
Exchange traded/cleared liability derivatives
Equity contracts	—	(4,289)	—	(4,289)

Total liability derivatives	$(7,690)	$(4,289)	$(367,450)	$(379,429)

[1]	Represents purchased options, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments for Emerging Markets Opportunities Fund during the period ended November 30, 2014, as reflected within the Statement of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Foreign currency transactions[5]
Equity contracts	$(68,642)	$(45,087)	$—	$—	$—
Interest rate contracts	—	172,388	—	—	—
Foreign exchange contracts	1,758	—	1,203	—	15,995
Credit contracts	—	—	—	25,966	—

Total	$(66,884)	$127,301	$1,203	$25,966	$15,995

|  96

Notes to Financial Statements (continued)

November 30, 2014

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Foreign currency translations[5]
Equity contracts	$—	$(4,289)	$—	$—	$—
Interest rate contracts	—	21,899	—	—	—
Foreign exchange contracts	(9,480)	—	—	—	14,469
Credit contracts	—	—	—	(12,639)	—

Total	$(9,480)	$17,610	$—	$(12,639)	$14,469

[4]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
[5]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway International Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2014:

Gateway International Fund*	Call Options Written	Put Options Purchased
Average Market Value of Underlying Securities	98.14%	99.19%
Highest Market Value of Underlying Securities	98.97%	114.98%
Lowest Market Value of Underlying Securities	96.28%	96.28%
Market Value of Underlying Securities as of November 30, 2014	98.01%	114.98%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

The volume of option contract activity, as a percentage of net assets, for Dividend Income Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2014:

Dividend Income Fund**	Call Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.04%	0.65%	0.82%
Highest Market Value of Underlying Securities	0.31%	1.53%	1.36%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2014	0.00%	0.69%	0.71%

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November 30, 2014

The volume of option contract activity, as a percentage of net assets, for Emerging Markets Opportunities Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the period ended November 30, 2014:

Emerging Markets Opportunities Fund**	Call Options Purchased	Put Options Purchased	Call Options Written
Average Market Value of Underlying Securities	3.85%	0.43%	0.44%
Highest Market Value of Underlying Securities	13.22%	3.83%	4.00%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2014	2.00%	0.00%	0.00%

**	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures and for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, for Emerging Markets Opportunities Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions, at absolute value, was as follows for the period ended November 30, 2014:

Emerging Markets Opportunities Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	6.10%	10.45%	10.40%
Highest Notional Amount Outstanding	11.79%	16.83%	16.72%
Lowest Notional Amount Outstanding	0.55%	4.53%	6.96%
Notional Amount Outstanding as of November 30, 2014	8.79%	7.65%	13.23%

The following is a summary of Gateway International Fund’s written option activity:

Gateway International Fund	Number of Contracts	Premiums
Outstanding at November 30, 2013	4,760	$572,067
Options written	41,600	3,572,226
Options terminated in closing purchase transactions	(40,325)	(3,740,095)
Options expired	(3,160)	(234,942)

Outstanding at November 30, 2014	2,875	$169,256

The following is a summary of Dividend Income Fund’s written option activity:

Dividend Income Fund	Number of Contracts	Premiums
Outstanding at November 30, 2013	50	$2,916
Options written	692	36,959
Options terminated in closing purchase transactions	(434)	(23,612)
Options exercised	(45)	(2,867)
Options expired	(168)	(8,769)

Outstanding at November 30, 2014	95	$4,627

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Notes to Financial Statements (continued)

November 30, 2014

The following is a summary of Emerging Markets Opportunities Fund’s foreign currency written option activity:

Emerging Markets Opportunities Fund	Units of Currency	Premiums
Outstanding at November 30, 2013	—	$—
Options written	1,500,000	3,894
Options terminated in closing purchase transactions	(1,500,000)	(3,894)

Outstanding at November 30, 2014	—	$—

OTC derivatives, including forward foreign currency contracts, options and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of November 30, 2014, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Gateway International Fund

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(139,507)	$—	$(139,507)	$139,507	$—

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Notes to Financial Statements (continued)

November 30, 2014

Emerging Markets Opportunities Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$431	$—	$431	$—	$431
Barclays Bank PLC	21,257	(5,596)	15,661	—	15,661
Citibank N.A.	902	(902)	—	—	—

	$22,590	$(6,498)	$16,092	$—	$16,092

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$(5,596)	$5,596	$—	$—	$—
Citibank N.A.	(367,450)	902	(366,548)	330,000	(36,548)
Credit Suisse International	(2,094)	—	(2,094)	—	(2,094)

	$(375,140)	$6,498	$(368,642)	$330,000	$(38,642)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of

|  100

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November 30, 2014

margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of November 30, 2014:

Fund	Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
Gateway International Fund	$5,613,259	$5,473,752
Emerging Markets Opportunities Fund	552,590	216,092

5.  Purchases and Sales of Securities.  For the year ended November 30, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway International Fund	$8,037,862	$20,099,287
Dividend Income Fund	18,013,569	14,497,325
Emerging Markets Opportunities Fund	47,917,634	16,203,172
Senior Floating Rate and Fixed Income Fund	1,919,734,552	1,625,525,103
Select Fund	60,671,469	26,088,766

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway International Fund. Gateway Advisers is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to Dividend Income Fund, Emerging Markets Opportunities Fund and Senior Floating Rate and Fixed Income Fund. Under the terms of the management agreements, Dividend Income Fund and Senior Floating Rate and Fixed Income Fund pay a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on Dividend Income Funds’ average daily net assets and Senior Floating Rate and Fixed Income Fund’s average daily managed assets, which include borrowings used for leverage. Emerging Markets Opportunities Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on average daily net assets.

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November 30, 2014

NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to the Select Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.85%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

NGAM Advisors has entered into a subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.53%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Payments to NGAM Advisors are reduced by the amount of payments to Vaughan Nelson.

Gateway Advisers, Loomis Sayles and NGAM Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until March 31, 2015, except for Senior Floating Rate and Fixed Income Fund which is until March 31, 2016 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended November 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway International Fund	1.35%	2.10%	—	1.10%
Dividend Income Fund	1.20%	1.95%	—	0.95%
Emerging Markets Opportunities Fund	1.25%	2.00%	0.95%	1.00%
Select Fund	1.40%	2.15%	—	1.15%

Effective July 1, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Senior Floating Rate and Fixed Income Fund were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class N	Class Y
1.05%	1.80%	—	0.80%

Prior to July 1, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Senior Floating Rate and Fixed Income Fund were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class N	Class Y
1.10%	1.85%	—	0.85%

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Gateway Advisers, Loomis Sayles and NGAM Advisors shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2014, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Gateway International Fund	$178,175	$178,175	$—	0.75%	—
Dividend Income Fund	135,460	105,069	30,391	0.60%	0.13%
Emerging Markets Opportunities Fund	187,488	110,022	77,466	0.75%	0.31%
Senior Floating Rate and Fixed Income Fund	9,551,870	240,976	9,310,894	0.62%	0.61%
Select Fund	353,995	81,811	272,184	0.85%	0.65%

[1]	Contractual management fee waivers are subject to possible recovery until November 30, 2015.

For the year ended November 30, 2014, expenses have been reimbursed as follows:

Fund	Contractual Reimbursement[2]	Voluntary Reimbursement (Note 6h)
Gateway International Fund	$2,753	$1,023
Emerging Markets Opportunities Fund	6,363	—

[2]	Contractual expense reimbursements are subject to possible recovery until November 30, 2015.

No expenses were recovered for any of the Funds during the year ended November 30, 2014 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis US.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”) has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

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Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway International Fund	$23,444	$16,202	$48,607
Dividend Income Fund	15,934	5,872	17,616
Emerging Markets Opportunities Fund	8,183	28	82
Senior Floating Rate and Fixed Income Fund	1,009,211	522,363	1,567,088
Select Fund	35,991	4,952	14,856

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trust and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

November 30, 2014

For the year ended November 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway International Fund	$10,313
Dividend Income Fund	9,782
Emerging Markets Opportunities Fund	10,785
Senior Floating Rate and Fixed Income Fund	664,824
Select Fund	18,004

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended November 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway International Fund	$10,743
Dividend Income Fund	11,157
Emerging Markets Opportunities Fund	5,790
Senior Floating Rate and Fixed Income Fund	849,571
Select Fund	19,343

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Notes to Financial Statements (continued)

November 30, 2014

As of November 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway International Fund	$73
Dividend Income Fund	957
Emerging Markets Opportunities Fund	587
Senior Floating Rate and Fixed Income Fund	8,323
Select Fund	345

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended November 30, 2014 were as follows:

Fund	Commissions
Gateway International Fund	$19,255
Dividend Income Fund	19,913
Emerging Markets Opportunities Fund	1,904
Senior Floating Rate and Fixed Income Fund	470,342
Select Fund	28,880

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at the annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis

|  106

Notes to Financial Statements (continued)

November 30, 2014

Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

Effective January 1, 2015, the chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of November 30, 2014, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Natixis US held shares of the Funds representing the following percentages of net assets:

Fund	Retirement Plan	Natixis US	Percentage of Affiliated Ownership
Dividend Income Fund	6.03%	—	6.03%
Emerging Markets Opportunities Fund	—	75.55%	75.55%
Senior Floating Rate and Fixed Income Fund	0.43%	—	0.43%
Select Fund	—	15.34%	15.34%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Payment by Affiliates.  For the year ended November 30, 2014, Gateway Advisers and Natixis US reimbursed the Gateway International Fund $1,023 for overdraft charges and $10,567 for transaction costs, respectively, incurred in conjunction with redemptions by affiliates.

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Notes to Financial Statements (continued)

November 30, 2014

7.  Class-Specific Transfer Agent Fees and Expenses.  For the period ended November 30, 2014, Emerging Markets Opportunities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$826	$3	$56	$5,478

Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

8.  Line of Credit.  Each Fund, except the Senior Floating Rate and Fixed Income Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended November 30, 2014, none of the Funds had borrowings under this agreement.

Senior Floating Rate and Fixed Income Fund has entered into a committed, secured line of credit with the Bank of Nova Scotia (the “Bank”), under which it may borrow for investment or liquidity purposes. The commitment of the Bank to make loans to the Fund shall not exceed $400,000,000 at any one time. Under the terms of the agreement, the Bank is entitled to a security interest in the assets of the Fund as collateral. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.175% per annum (0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter, is accrued by the Fund based on the unused portion of the line of credit. Prior to July 30, 2014, the commitment to the Bank to make loans to the Fund was not to exceed $200,000,000 and the commitment fee was 0.20% per annum.

During the year ended November 30, 2014, Senior Floating Rate and Fixed Income Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $61,204,986 at a weighted average interest rate of 1.21%.

9.  Interest Expense.  The Funds may incur interest expense on cash overdrafts at the custodian or from use of the line of credit. Interest expense incurred for the year ended November 30, 2014 is reflected on the Statements of Operations.

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Notes to Financial Statements (continued)

November 30, 2014

10.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended November 30, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Dividend Income Fund	$999

11.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Senior Floating Rate and Fixed Income Fund, Emerging Markets Opportunities Fund and Select Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging Markets Opportunities Fund’s investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets.

The senior loans in which Senior Floating Rate and Fixed Income Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. Senior loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to investment grade bonds.

12.  Concentration of Ownership.  From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the funds. As of November 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

109  |

Notes to Financial Statements (continued)

November 30, 2014

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of > 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Dividend Income Fund	2	29.56%	6.03%	35.59%
Emerging Markets Opportunities Fund	—	—	75.55%	75.55%
Senior Floating Rate and Fixed Income Fund	1	7.96%	0.43%	8.39%
Select Fund	—	—	15.34%	15.34%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2014		Year Ended November 30, 2013
Gateway International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	313,476	$3,078,812	564,298	$5,537,956
Issued in connection with the reinvestment of distributions	13,407	132,324	11,093	108,375
Redeemed	(452,959)	(4,468,973)	(216,840)	(2,112,858)

Net change	(126,076)	$(1,257,837)	358,551	$3,533,473

Class C
Issued from the sale of shares	294,150	$2,871,442	479,543	$4,617,656
Issued in connection with the reinvestment of distributions	6,306	61,738	732	7,131
Redeemed	(109,495)	(1,049,068)	(6,669)	(63,028)

Net change	190,961	$1,884,112	473,606	$4,561,759

Class Y
Issued from the sale of shares	394,235	$3,915,985	128,900	$1,249,083
Issued in connection with the reinvestment of distributions	29,200	288,495	44,266	432,920
Redeemed	(1,749,667)	(16,884,065)	(472,557)	(4,697,421)

Net change	(1,326,232)	$(12,679,585)	(299,391)	$(3,015,418)

Increase (decrease) from capital share transactions	(1,261,347)	$(12,053,310)	532,766	$5,079,814

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Notes to Financial Statements (continued)

November 30, 2014

13.  Capital Shares (continued).

	Year Ended November 30, 2014		Year Ended November 30, 2013
Dividend Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	179,861	$2,266,267	272,682	$3,248,411
Issued in connection with the reinvestment of distributions	48,376	591,237	10,402	118,067
Redeemed	(111,299)	(1,388,398)	(76,573)	(911,223)

Net change	116,938	$1,469,106	206,511	$2,455,255

Class C
Issued from the sale of shares	124,652	$1,563,458	451,134	$5,495,013
Issued in connection with the reinvestment of distributions	32,680	394,551	1,731	20,499
Redeemed	(435,659)	(5,233,591)	(48,187)	(579,149)

Net change	(278,327)	$(3,275,582)	404,678	$4,936,363

Class Y
Issued from the sale of shares	1,127,135	$13,806,132	232,354	$2,795,946
Issued in connection with the reinvestment of distributions	113,030	1,380,936	50,897	567,193
Redeemed	(590,262)	(7,402,072)	(825,924)	(9,916,194)

Net change	649,903	$7,784,996	(542,673)	$(6,553,055)

Increase (decrease) from capital share transactions	488,514	$5,978,520	68,516	$838,563

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Notes to Financial Statements (continued)

November 30, 2014

13.  Capital Shares (continued).

	Period Ended November 30, 2014(a)
Emerging Markets Opportunities Fund	Shares	Amount
Class A
Issued from the sale of shares	711,823	$7,411,470
Issued in connection with the reinvestment of distributions	10,837	112,651
Redeemed	(53,759)	(556,078)

Net change	668,901	$6,968,043

Class C
Issued from the sale of shares	4,275	$43,749
Issued in connection with the reinvestment of distributions	32	331
Redeemed	(1,126)	(11,469)

Net change	3,181	$32,611

Class N
Issued from the sale of shares	100	$1,001
Issued in connection with the reinvestment of distributions	3	32
Redeemed	—	—

Net change	103	$1,033

Class Y
Issued from the sale of shares	2,671,508	$26,759,165
Issued in connection with the reinvestment of distributions	78,820	812,043
Redeemed	(11,006)	(115,323)

Net change	2,739,322	$27,455,885

Increase (decrease) from capital share transactions	3,411,507	$34,457,572

(a)	From commencement of operations on February 10, 2014 through November 30, 2014.

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Notes to Financial Statements (continued)

November 30, 2014

13.  Capital Shares (continued).

	Year Ended November 30, 2014		Year Ended November 30, 2013
Senior Floating Rate and Fixed Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	22,625,002	$239,436,444	40,971,441	$433,135,367
Issued in connection with the reinvestment of distributions	1,698,487	17,933,853	1,193,068	12,581,894
Redeemed	(33,702,577)	(357,095,191)	(9,870,128)	(104,227,061)

Net change	(9,379,088)	$(99,724,894)	32,294,381	$341,490,200

Class C
Issued from the sale of shares	8,372,101	$88,336,125	17,056,300	$179,991,127
Issued in connection with the reinvestment of distributions	580,059	6,102,364	322,929	3,397,992
Redeemed	(6,307,621)	(66,612,203)	(1,432,233)	(15,097,113)

Net change	2,644,539	$27,826,286	15,946,996	$168,292,006

Class Y
Issued from the sale of shares	83,778,480	$887,036,447	82,968,718	$878,417,765
Issued in connection with the reinvestment of distributions	3,190,392	33,621,437	1,274,487	13,445,497
Redeemed	(60,786,625)	(641,848,231)	(16,646,969)	(175,744,458)

Net change	26,182,247	$278,809,653	67,596,236	$716,118,804

Increase (decrease) from capital share transactions	19,447,698	$206,911,045	115,837,613	$1,225,901,010

113  |

Notes to Financial Statements (continued)

November 30, 2014

13.  Capital Shares (continued).

	Year Ended November 30, 2014		Year Ended November 30, 2013
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,080,164	$14,760,927	615,495	$7,736,403
Issued in connection with the reinvestment of distributions	73,027	960,306	2,007	21,581
Redeemed	(1,062,633)	(14,965,696)	(25,578)	(320,636)

Net change	90,558	$755,537	591,924	$7,437,348

Class C
Issued from the sale of shares	124,505	$1,698,959	64,468	$854,310
Issued in connection with the reinvestment of distributions	9,036	117,470	359	3,784
Redeemed	(9,427)	(129,599)	(626)	(8,484)

Net change	124,114	$1,686,830	64,201	$849,610

Class Y
Issued from the sale of shares	2,863,064	$40,671,827	891,911	$10,500,893
Issued in connection with the reinvestment of distributions	108,470	1,427,464	23,832	250,361
Redeemed	(322,200)	(4,540,134)	(560,996)	(7,155,083)

Net change	2,649,334	$37,559,157	354,747	$3,596,171

Increase (decrease) from capital share transactions	2,864,006	$40,001,524	1,010,872	$11,883,129

|  114

Report of Independent Registered Public Accounting Firm

To the Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway International Fund, Loomis Sayles Dividend Income Fund (formerly known as Loomis Sayles Capital Income Fund), Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway International Fund, a series of Gateway Trust; and Loomis Sayles Dividend Income Fund (formerly known as Loomis Sayles Capital Income Fund), Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at November 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2015

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2014 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Dividend Income	30.01%
Select	8.67%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2014, unless subsequently determined to be different.

Fund	Amount
Dividend Income	$781,029
Select	313,409

Qualified Dividend Income.  For the fiscal year ended November 30, 2014, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Gateway International
Dividend Income
Select

Foreign Tax Credit.  For the year ended November 30, 2014, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Gateway International	$54,512	$788,644

|  116

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust II and Gateway Trust Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 for Natixis Funds Trust II and Gateway Trust Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 for Natixis Funds Trust II and Gateway Trust Audit Committee Member	Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust II and Gateway Trust Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 for Natixis Funds Trust II and Gateway Trust Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust II and Gateway Trust Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust II and Gateway Trust Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  120

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust II and since 2007 for Gateway Trust	Chairman and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 for Natixis Funds Trust II and Gateway Trust President and Chief Executive Officer of Natixis Funds Trust II and Gateway Trust	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust II and since 2007 for Gateway Trust	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

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Trustee and Officer Information

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Richard Goglia , Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/12- 11/30/13	12/1/13- 11/30/14	12/1/12- 11/30/13	12/1/13- 11/30/14	12/1/12- 11/30/13	12/1/13- 11/30/14	12/1/12- 11/30/13	12/1/13- 11/30/14
Gateway Trust-Gateway International Fund	$38,570	$34,722	$4	$5	$9,135	$9,272	$—	$—

1.	Audit-related fees consist of:

2013 &2014 – Performance of agreed upon procedures related to the Registrants deferred compensation plan.

2.	Tax fees consist of:

2013 & 2014 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during fiscal years 2013 and 2014 were $9,139 and $9,277, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the fiscal years 2013 and 2014.

	Audit-related fees		Tax fees		All other fees
	12/1/12- 11/30/13	12/1/13- 11/30/14	12/1/12- 11/30/13	12/1/13- 11/30/14	12/1/12- 11/30/13	12/1/13- 11/30/14
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/12– 11/30/13	12/1/13– 11/30/14
Control Affiliates	$2,000	$90,546

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 21, 2015

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 21, 2015